As filed with the Securities and Exchange Commission on February 28, 2018

1933 Act File No. 333-[    ]

1940 Act File No. 811-23018

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 6

(CHECK APPROPRIATE BOX OR BOXES)

STONE RIDGE TRUST III

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

510 MADISON AVENUE, 21ST FLOOR

NEW YORK, NEW YORK 10022

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:

(855) 609-3680

STONE RIDGE TRUST III

510 MADISON AVENUE, 21ST FLOOR

NEW YORK, NEW YORK 10022

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

ELIZABETH J. REZA

GREGORY C. DAVIS

ROPES & GRAY LLP

800 BOYLSTON STREET

BOSTON, MASSACHUSETTS 02199

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on March 1, 2018 pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is            .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

This Registration Statement carries forward the 227,000,000 common Shares of beneficial interest, par value $0.01 per share, of the Registrant that were previously registered and for which $272,378.06 of registration fees were paid.

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(2)
Common Shares of Beneficial Interest, $0.01 par value per share	75,000,000	$9.58	$718,500,000	$89,453.25

Title of Securities Being Registered	Amount Being Registered(3)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(4)
Common Shares of Beneficial Interest, $0.01 par value per share	77,000,000	$10.99	$846,230,000	$98,078.06

Title of Securities Being Registered	Amount Being Registered(3)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(4)
Common Shares of Beneficial Interest, $0.01 par value per share	150,000,000	$10.00	$1,500,000,000	$174,300

(1)	Being registered pursuant to this Registration Statement.
(2)	Calculated pursuant to Rule 457(d) based on the net asset value per share of $9.58 for common shares of beneficial interest as of February 14, 2018.
(3)	Previously registered.
(4)	Previously paid.

Pursuant to Rule 429 under the Securities Act of 1933, as amended, the prospectus in this Registration Statement is a combined prospectus and also relates to Registration Statement File No. 333-216308, dated March 1, 2017 and Registration Statement File No. 333-201265, dated March 23, 2015, each as amended, previously filed by the Registrant on Form N-2. This prospectus will be used in connection with sales of securities registered by the Registrant under those registration statements. This Registration Statement and the registration statements amended hereby will be collectively referred to as the “Registration Statement.”

Prospectus Stone Ridge Trust III Stone Ridge All Asset Variance Risk Premium Fund Common Shares

The Fund. Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares (“Shares”).

Investment Objective. The Fund’s investment objective is to achieve capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. The Fund pursues its investment objective primarily by receiving premiums in connection with its derivative contracts (including put and call options, futures contracts, options on futures contracts and swaps) related to a variety of asset classes that the Adviser (as defined herein) believes offer variance risk premiums.

Investment Adviser. The Fund’s investment adviser is Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”). As of December 31, 2017, Stone Ridge managed approximately $14.1 billion of assets.

•

The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is currently no secondary market for its Shares, and the Fund does not expect a secondary market in its Shares to develop.

•	An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

•

Even though the Fund will make quarterly repurchase offers for a minimum of 5%, and currently expects to offer to repurchase 10%, of its outstanding Shares, investors should consider Shares of the Fund to be an illiquid investment.

•	There is no assurance that the Fund will be able to maintain a certain level of, or at any particular time make any, distributions.

•	Distributions may be funded from offering proceeds, which may constitute a return of capital and reduce the amount of capital available for investment.

Some of the securities in which the Fund invests are rated below investment grade or are unrated but judged by the Adviser to be of comparable quality. Below-investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. See “Risk Considerations,” below, to read about the risks you should consider before buying Fund Shares, including the risk of leverage.

Neither the Securities and Exchange Commission (the “Commission”), the Commodity Futures Trading Commission (“CFTC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total*
Price to Public	$9.58	$718,500,000
Sales Load	None	None
Proceeds to the Fund	$9.58	$718,500,000

*	Expenses of issuance and distribution include $89,453.25 in registration fees and $37,500 in estimated legal and accounting fees.

The Fund’s Shares are sold at a public offering price equal to their net asset value per share.

The date of this prospectus is March 1, 2018.

Interval Fund. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at net asset value (“NAV”), subject to approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”). In all cases, such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 10%, of the Fund’s outstanding Shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not listed, and the Fund does not currently intend to list its Shares for trading, on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are, therefore, illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid.

Investment in the Fund involves substantial risks. The Fund is generally sold to (i) institutional investors, including registered investment advisers (RIAs), that meet certain qualifications and have completed an educational program provided by the Adviser; (ii) clients of such institutional investors (as described in “How to Buy Shares” below); and (iii) Eligible Investors (as defined in “How to Buy Shares” below). The minimum initial account size is $15 million, subject to certain exceptions. See “Investment Minimums” below. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in “Investment Objective, Policies and Risks” below.

This prospectus sets forth concisely information you should know before investing in the Shares. You should read this prospectus carefully before deciding to invest in the Fund, and you should retain it for future reference. A Statement of Additional Information dated March 1, 2018, as it may be amended, containing additional information about the Fund, has been filed with the Commission. The Statement of Additional Information, annual and semi-annual reports to shareholders and other information about the Fund can be obtained without charge by calling (855) 609-3680 or by visiting www.stoneridgefunds.com. A table of contents to the Statement of Additional Information is located at page 58 of this prospectus. This prospectus incorporates by reference (and legally consists of) the entire Statement of Additional Information. The Statement of Additional Information, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund, are available: at the Commission’s public reference room in Washington, DC (call (202) 942-8090 for information on the operation of the reference room); from the EDGAR database on the Commission’s internet site (www.sec.gov); upon payment of copying fees by writing to the Commission’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund’s address is 510 Madison Avenue, 21st Floor, New York City, NY 10022.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

An investor should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

STONE RIDGE TRUST III

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, you should carefully read the risks of investing in the Fund’s Shares, as discussed under “Investment Objective, Policies and Risks — Risk Considerations.”

The Fund

Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares (the “Shares”). The Fund is operated as an “interval fund” (as defined below). An investment in the Fund may not be appropriate for all investors.

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the Fund’s investment adviser.

The Offering

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per Share. The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser.

The Fund is made available for investment on a priority basis to a group of investors (the “Consortium”) who have participated in educational sessions regarding the Fund and its investment strategy. If capacity allows, once orders are fulfilled for the Consortium, the Fund is then made available for investment by other investors. If the Fund closes to new investments, the Fund may also prioritize and allocate capacity to the Consortium upon any subsequent re-opening of the Fund. The Consortium members do not have any special rights to offering price, dividends or liquidation. The Consortium consists of a selected group of registered investment advisers who have discretionary authority to invest on their clients’ behalf and a fiduciary duty to their clients, and with whom the Adviser has a previous relationship. Members of the Consortium and their clients are not obligated to invest in the Fund.

The Fund’s Shares are offered through ALPS Distributors, Inc. (the “Distributor”), as the exclusive distributor, on a best efforts basis. The minimum initial investment is $15 million, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. See “Shareholder Guide — How to Buy Shares” below. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to shareholders, the Fund conducts periodic repurchase offers for a portion of its outstanding Shares.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 10% of the Fund’s outstanding Shares at NAV. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. The Fund makes quarterly repurchase offers in the months of March, June, September and December. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks of the Fund — Repurchase Offers Risk” below.

Investment Objective and Policies

The Fund’s investment objective is to achieve capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Adviser believes that investing should involve a long-term view and a systematic focus on sources of expected return, not on security selection or market timing. In managing the Fund, the Adviser focuses primarily on one source of expected returns — the “variance risk premium” in certain derivative instruments and other investments (collectively, “investments”). The “variance risk premium” is positive if the “implied volatility” — the expected level of volatility priced into different types of investments — is higher, on average, than the volatility actually experienced on the asset underlying the investment. For example, an option buyer typically pays a premium to an option seller, such as the Fund, that is priced based on the expected amount by which the value of the instrument underlying the option will move up or down. On average, this expected amount of value movement (or implied volatility) is generally greater than the amount by which the value of the underlying instrument actually moves (realized volatility). By entering into derivatives contracts and making these types of investments, the Fund is, in essence, accepting a risk that its counterparty seeks to transfer in exchange for the premium or other payment/return received by the Fund under the derivatives contract or in connection with the investment. By providing this risk transfer service, the Fund seeks to benefit over the long-term from the difference between the level of volatility priced into its obligations under these investments and the level of volatility realized on the assets underlying these investments. There can be no assurance that the variance risk premium will be positive for the Fund’s investments at any time or on average and over time.

The Adviser does not intend to purchase or sell investments for the portfolio based on prospects for the economy, the relevant markets or the individual issuers themselves. Instead, the Fund seeks to identify variance risk premiums wherever they may arise, regardless of the specific underlying assets and to provide an investment return from the premiums or payments it receives from making these investments. In constructing an investment portfolio, the Adviser seeks to identify a universe of eligible investments offering the Fund the potential to capture the benefit of the variance risk premiums associated with different asset classes. The extent of the Fund’s exposure to any particular asset class is determined according to global supply and demand for the risk transfer services provided by the Fund’s investments. The Adviser seeks to keep trading costs as low as practicable, given the appropriate execution requirements of the strategy.

The Fund typically pursues its investment objective by entering into over-the-counter (“OTC”) or exchange-traded derivative contracts primarily related to equity and debt securities, foreign exchange, interest rates, commodities, real estate interests, volatility and other asset classes the Adviser may consider appropriate from time to time. The Fund may also enter into other types of investments that enable the Fund to provide risk transfer services, as the Adviser may consider appropriate from time to time. The Fund may enter into a variety of derivative contracts, but typically expects to enter into put and call options, futures contracts, options on futures contracts, swaps and swaptions. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

Currently, the Fund expects to have exposure to the following asset classes (either directly or indirectly through reference to a derivative contract or other investment, or an exchange-traded fund (“ETF”) or through an investment in a wholly-owned subsidiary (as described further below)), but is not restricted in its exposure to any asset class:

•

Equity and debt securities including, without limitation, any publicly traded or privately offered U.S. and non-U.S. equity securities (including, but not limited to, common and preferred stock and any other security that provides exposure to the earnings growth of an issuer(s)); publicly traded or privately offered U.S. and non-U.S. debt securities (including, but not limited to, fixed and floating rate bonds and any other security that provides exposure to the credit risk of any issuer(s));

•	Foreign exchange instruments including, without limitation, any contract related to a currency;

•

Interest rates including, without limitation, any contract related to a fixed or floating interest rate reference or benchmark determined by any central bank, certain benchmark government obligations, overnight deposit rate instruments and time value deposits;

•

Commodities including, without limitation, any physical (e.g., assets with tangible properties, including industrial and precious metals, oil, natural gas and agricultural products) or financial commodity;

•

Real estate interests including, without limitation, any investment related to real property or income derived from the rent or lease of real property, including real estate investment trusts (“REITs”); and

•	Volatility including, without limitation, any investment related to a measurement of implied or realized volatility or variance of an asset.

Subject to any restrictions under applicable law, the Fund is not restricted in its exposure to any particular market (including emerging markets) or form of investment and may have exposure to the securities of companies of any market capitalization or credit rating.

The Fund may (but is not obligated to) seek to hedge its exposure to price movements in the assets or other references underlying the Fund’s investments (“Underlying Reference”) by taking long or short positions in the underlying assets, related assets or other offsetting derivative positions, such as by hedging options on an index with futures on that same index (this is known as “delta hedging”). To gain long investment exposure, the Fund may invest in assets directly or use derivatives (including futures). To gain short investment exposure, the Fund may use derivatives (including futures) and make short sales, including short sales of assets the Fund does not own, which may require the Fund to pay a premium to borrow the assets sold short and to pay the lender any dividends or interest received on the assets while borrowed.

The Fund expects to gain exposure to the commodities markets by investing in a wholly-owned and controlled subsidiary (the “Subsidiary”) organized in the Cayman Islands and advised by the Adviser. The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives, such as commodity-linked futures, options and swaps. References herein to the Fund include references to the Subsidiary in respect of the Fund’s exposure to the commodities markets.

When the Fund enters into derivatives transactions, it is typically required to post collateral, or “initial margin,” to secure its payment or delivery obligations. The Fund then pays or receives margin periodically during the term of the derivative depending on changes in value of the derivative. In some cases, the Fund posts margin directly to a broker or futures commission merchant (“FCM”), and in some cases the Fund posts margin to its custodian under an escrow or tri-party collateral arrangement. In the case of a broker who is not an FCM, any posting of margin directly to that broker must be specifically approved by the Board. When the Fund posts margin directly to a broker or FCM, the Fund is subject to the credit risk and fraud risk of that broker or FCM with respect to that posted margin. There is generally no limit on the amount of margin that the Fund may post directly to a single broker or FCM or to all brokers and FCMs, and the Fund typically posts a significant portion of its assets in this manner. As a result, at any time the Fund may have substantial credit exposure to one or more brokers and/or FCMs.

For collateral purposes, in connection with certain of the Fund’s derivatives contracts, the Fund invests a substantial portion of its assets in U.S. Treasury bills and other highly rated securities. Many of the Fund’s derivatives investments and assets of the Fund related to the Fund’s derivatives investments may be treated as illiquid; except to the extent required in connection with a repurchase offer, the Fund is not limited in the portion of its assets that may be invested in illiquid assets.

The Adviser has broad discretion to allocate the Fund’s assets among derivative types and asset classes and to determine whether and how to hedge the Fund’s exposures and how much leverage to apply. In constructing the portfolio, the Adviser seeks to limit the Fund’s exposure to any single asset class by making investments related to a variety of asset classes. Further, within each asset class, the Adviser seeks to cause the Fund to have exposures to multiple underlying assets, geographic regions, economic sectors and maturities. The Adviser seeks to allocate the Fund’s assets dynamically in response to supply and demand for risk transfer services in the global markets. With the exception of certain asset diversification tests under the Internal Revenue Code of 1986, as amended (the “Code”), there is no stated limit on the percentage of assets the Fund can invest in a particular instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of instruments or asset classes.

The Fund is a non-diversified fund. This means that the Adviser may invest a relatively large portion of the Fund’s assets in a single issuer or a small number of issuers.

Leverage

The Fund may obtain leverage through borrowings in seeking to achieve its investment objective. The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act). This means that the value of the Fund’s senior securities representing indebtedness may not exceed one-third of the value of its total assets (including such senior securities), measured at the time the Fund issues the senior securities. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. Investments or trading practices that involve contractual obligations to pay in the future are subject to the same requirements unless the Fund designates liquid assets in an amount the Fund believes to be equal to the Fund’s contractual obligations (marked-to-market on a daily basis) or appropriately “covers” such obligations with offsetting positions.

The Fund may enter into derivatives contracts with total notional value greater than the assets of the Fund. Notional value refers to the nominal or face amount that is used to calculate payments on a derivative contract and is distinguishable from the market value of a derivative contract, which reflects the outstanding obligation under the contract and is usually less than the notional value. This practice will generally be seen to create investment leverage for the Fund, which can have the effect of magnifying the Fund’s exposure to the swings in prices of an Underlying Reference and may also result in increased volatility in the Fund’s NAV because it could cause the Fund’s NAV to be more sensitive to changes in the value of the Underlying Reference. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

Investment Adviser and Administrator

Stone Ridge is the investment adviser of the Fund. As of December 31, 2017, Stone Ridge managed approximately $14.1 billion of assets. Erik Buischi, Gabriel Comeau, Daniel Fleder, Jason Lu and Ross Stevens (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund” below.

Distributions

The Fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains at least annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund. See “Distributions and Federal Income Tax Matters” and “Dividend Reinvestment Plan” below. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds or borrowings.

Unlisted Closed-end Fund Structure; Limited Liquidity

The Fund’s Shares are not listed, and the Fund does not currently intend to list its Shares for trading, on any national securities exchange. There is currently no secondary market for its Shares, and the Fund does not expect a secondary market in its Shares to develop. Shareholders of the Fund are not able to have their Shares repurchased or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Distributor, Transfer Agent and Custodian

ALPS Distributors, Inc., of Denver, Colorado is the Fund’s Distributor. U.S. Bancorp Fund Services, LLC, of Milwaukee, Wisconsin is the Fund’s transfer agent, administrator and accounting agent. U.S. Bank NA, of Milwaukee, Wisconsin is the Fund’s custodian. The Adviser pays fees to the Distributor as compensation for the services it renders. The Fund compensates the transfer agent and the custodian for their services. See “Distribution and Servicing Arrangements” below.

Special Risk Considerations

An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below, which are described in more detail under “Investment Objective, Policies and Risks — Risk Considerations” below.

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. The Fund is subject to the principal risks noted below, whether through the Fund’s direct investments, investments by its Subsidiary or derivatives positions.

Derivatives Risk. The Fund may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, forward contracts, swaps, swaptions and other exchange-traded and OTC derivatives contracts. Derivatives are financial contracts the value of which depends on, or is derived from, the Underlying Reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the Underlying Reference they are designed to track. The Fund may invest in derivatives to generate income from premiums, for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Fund’s strategy.

OTC derivatives are not traded on exchanges or standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. There have been periods during which certain banks or dealers have refused to quote prices for OTC derivatives contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. There is no limitation on the daily price movements of OTC derivatives contracts. Principals in the OTC derivatives markets have no obligation to continue to make markets in the OTC derivatives traded.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks described herein, including market risk, illiquidity risk, currency risk and counterparty risk. OTC derivatives are generally highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

The Fund’s use of derivatives may not be effective or have the desired results. For example, the Fund may not be able to capture the variance risk premium to the extent that it makes an investment with respect to which the realized volatility of the Underlying Reference equals or exceeds the investment’s implied volatility. This may happen when the value of the Underlying Reference moves in an unexpected direction or to an unanticipated degree. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). Derivatives in which the Fund may invest (e.g., options, futures contracts, options on futures contracts, swaps and swaptions) may have embedded leverage, depending on their specific terms. As a result, adverse changes in the value or level of the Underlying Reference may result in a loss substantially greater than the amount invested in the derivative itself (see “Leverage Risk” below).

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in Underlying Reference prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgment in this respect will be correct. The Fund may be restricted in respect of the type of Underlying Reference assets that it is permitted to acquire or take delivery (for example, a physical commodity, such as corn), in the case of options that are not cash settled; these restrictions may affect the returns to the Fund.

The market price of written options will be affected by many factors, including changes in the market price of the Underlying Reference; changes in dividend rates, interest rates, exchange rates or other economic factors affecting the Underlying Reference or options markets generally, as applicable; changes in the realized or perceived volatility of the relevant market and Underlying Reference; and the time remaining before an option’s expiration.

The market price of options, particularly OTC options, may be adversely affected if the market for the options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option.

The Fund’s options positions will be marked to market on each day that the Fund strikes its NAV. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.

Options writing can cause the Fund’s share price to be highly volatile, and it may be subject to sudden and substantial losses.

Call Option Risk. When a single security, ETF, REIT, currency or commodity call option is exercised, the Fund will generally be required to deliver the Underlying Reference (unless the contract calls for cash settlement). Accordingly, potential losses on written covered call options can be equal to the appreciation of the Underlying Reference in excess of the option exercise price. In addition, the Fund continues to bear the risk of a decline in the value of the Underlying Reference. By writing covered call options on its portfolio assets, the Fund may be unable to sell the Underlying Reference until the option expires or is exercised and may be less likely to sell the Underlying Reference to take advantage of new investment opportunities. As a seller of single instrument call options, if the Fund does not own the Underlying Reference it may be required to purchase the asset to meet the requirements of the contract. Thus, the exercise of call options sold by the Fund may require the Fund to sell portfolio assets to generate cash at inopportune times or for unattractive prices.

The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot cover their potential settlement obligations by acquiring and holding the Underlying Reference. As the writer of index call options, the Fund will be responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option. Accordingly, the Fund’s potential losses on writing index call options are extensive.

When the Fund writes (sells) an option, it faces the risk that it will experience a loss if the option purchaser exercises the option sold by the Fund.

Put Option Risk. Put options on single securities, ETFs, REITS, currencies or commodities written by the Fund may be physically settled, requiring the Underlying Reference to be received by the Fund upon exercise of the option or, alternatively, may have cash settlement provisions. The Fund may be required to take delivery of an Underlying Reference that it does not want to have in its portfolio upon the exercise of the put option by the option buyer while paying a price for that instrument in excess of its current market price. Accordingly, losses on written put options can be substantial. While the risk of selling put options in a spread transaction may be mitigated by the Fund’s purchase of offsetting options at a lower exercise price (thereby capping the maximum loss potential) there can be no assurance that offsetting options will be available to allow the Fund to close out its written options.

The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options such as the Fund cannot cover their potential settlement obligations by selling short the Underlying Reference. As the writer of index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. Accordingly, the potential losses from writing index put options can be substantial.

Options on Futures Risk. The Fund may enter into options on futures contracts. An option on a futures contract gives the buyer, in return for the premium paid, the right (but not the obligation) to either buy or sell the underlying futures contract during a certain period of time for a fixed price. The writing of a put or call option on a futures contract involves risks similar to the risks applicable to the purchase or sale of futures contracts. However, the difficulty of predicting changes in the value of the underlying futures contract may expose the Fund to a somewhat different set of risks. For example, variations in speculative market demand for futures on the relevant Underlying Reference can cause the value of the futures to change at an unanticipated time or to an unanticipated degree; this or other factors may bring the value of the underlying future closer to the option’s strike price, increasing the potential for risk of loss to the Fund. To the extent that the Fund enters into options on futures contracts for hedging purposes, an imperfect correlation between this derivative position and the value of the instrument underlying such a position could lead to losses.

Futures Risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures and in the Underlying Reference positions underlying them. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.

Forwards Risk. Forward contracts, including currency forwards, are subject to some of the same risks as futures described above. However, forwards are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Forwards are therefore subject to the risks associated with OTC derivatives generally. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

Swaps Risk. The use of swaps involves investment techniques and risks that are different from those associated with portfolio security transactions. Like forwards, these instruments are typically not traded on exchanges and, in such cases, are subject to the risks associated with OTC derivatives generally. Under recently adopted rules and regulations, however, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (“cleared swaps”). For OTC swaps, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. For cleared swaps, the Fund’s counterparty is a clearinghouse rather than a bank or broker. Since the Fund is not a member of the clearinghouses and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Fund holds cleared swaps through accounts at clearing members. In cleared swaps, the Fund makes payments (including margin payments) to and receives payments from a clearinghouse through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearinghouse.

Swaptions Risk. The Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, it becomes obligated (if the option is exercised) according to the terms of the underlying agreement.

The SEC has proposed a new Rule 18f-4 (which, as of the date of this prospectus, has not been adopted) that would place limits on the notional amount of derivatives used by registered investment companies, such as the Fund. If the rule were to take effect in the form proposed, it would limit the ability of the Fund to invest in derivatives and could require the Fund to alter its investment strategy.

Counterparty Risk. The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Margin Risk. In connection with entering into certain types of derivatives transactions (e.g., options and futures), the Fund (directly or through its Subsidiary) may post margin directly to a broker or FCM, which will typically re-hypothecate that margin to a clearinghouse or another broker or FCM. Prior to re-hypothecation, margin so posted may be held in commingled accounts with margin from other clients of that broker or FCM. The margin maintained by these brokers and FCMs is not subject to the regulatory protections provided by bank custody arrangements commonly employed by investment companies. If margin posted to a broker or FCM is re-hypothecated, neither the Fund nor the broker or FCM, as applicable, will have possession of the margin. Margin posted by the Fund to a broker or FCM is exposed to the credit risk and fraud risk of that broker or FCM. There is generally no limit on the amount of margin that the Fund may post directly to a single broker or FCM or to all brokers and FCMs, and the Fund typically posts a significant portion of its assets in this manner. As a result, at any time the Fund may have substantial credit exposure to one or more brokers and/or FCMs. In the event of the insolvency or liquidation of a broker or FCM to whom the Fund has posted collateral, the Fund is likely to experience substantial delays in recovering its margin, or it may not be able to recover it at all. Any inability or unwillingness of a broker or FCM to meet its obligation to return margin to the Fund, including by reason of insolvency or liquidation, or any improper activity involving such broker or FCM would likely result in a substantial loss to the Fund. In some non-U.S. markets, brokerage arrangements may provide significantly less protection than in the U.S., potentially exposing the Fund to credit and other risks that it does not have in the U.S.

Management and Operational Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may fail to use derivatives effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Any imperfections, errors or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider.

Illiquidity Risk. To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the

Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. There can be no assurance that a liquid market for the Fund’s investments will be maintained. At any given time, the Fund’s portfolio may be substantially illiquid.

The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Leverage Risk. The Fund may obtain financing to make investments (i.e., to make additional portfolio investments) and may obtain leverage through derivative instruments that afford the Fund economic leverage. The Fund may also borrow to meet repurchase requests and to address cash flow timing mismatches. Therefore, the Fund is subject to leverage risk. Leverage magnifies the Fund’s exposure to declines in the value of one or more Underlying References or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. Borrowing gives rise to interest expense and may require the Fund to pay other fees. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage to the Fund, resulting in a loss to the Fund, even if the rate of return on those assets is positive. The Fund’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain an appropriate line of credit or other borrowing facility. Market conditions may unfavorably impact the Fund’s ability to secure borrowings on favorable or commercially feasible terms.

Principal Risks of the Underlying References. The Fund is also subject to the principal risks of the asset classes noted below, whether through the Fund’s (i) derivatives positions or other investments that provide exposure to the Underlying References, (ii) investments in ETFs, (iii) investments through its Subsidiary or (iv) direct investments.

Equity Investing Risk. Equity investing risk is the risk that the value of equity instruments to which the Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns. Finally, the prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Debt Investing Risk. The values of debt securities (and other income-producing securities, such as preferred securities and convertible securities) to which the Fund is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities and on the management of the Fund.

Credit Risk. The value of a debt security depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded. The obligations of issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Below Investment Grade Securities and Unrated Securities Risk. The Fund may have exposure, without limitation, to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below investment grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.”

Below investment grade investments may be subject to greater risks than other investments, including being subject to greater levels of risk related to changes in interest rates (in the case of debt securities), credit risk (including a greater risk of default) and illiquidity risk. The ability of the issuer to make principal and/or interest payments is predominantly speculative for below investment grade investments or unrated investments judged by the Adviser to have a similar quality. The Fund may also have exposure without limit in investments that are unrated and judged by the Adviser to be of below investment grade quality. Below investment grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below investment grade investments will fluctuate.

Currency Risk. The Fund’s Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from a portion of its investments may be paid in foreign currencies. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the foreign currencies in which the Fund’s investments are traded, in which the Fund receives income or in which the Fund has taken a position will decline in value relative to the U.S.

dollar. Currency risk also includes the risk that a currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leverage risk in addition to currency risk.

In purchasing or selling local currency to fund trades denominated in that currency, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies and the Fund’s income available for distribution. Some countries have and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries.

Commodities Risk. The value of commodities instruments to which the Fund is exposed can be extremely volatile and may be adversely affected by changes in overall market movements, commodity index volatility, changes in interest rates, currency fluctuations or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. No, or a limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Therefore, the Fund’s exposure to the commodities markets can cause the NAV of the Fund to decline or fluctuate in a rapid and unpredictable manner.

Subsidiary Risk. By investing through its Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. The commodity-linked investments that may be held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company under the 1940 Act and is not subject to all of the investor protections of the 1940 Act, although the Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Real Estate Risk. The real-estate related investments to which the Fund is exposed are subject to risks including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT or an ETF that invests in REITs is subject to additional risks, such as poor performance by the manager of the REIT and tax risks. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of the Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Market Risk. The value of the Fund’s investments may decline, sometimes rapidly or unpredictably, due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, changes in interest or currency rates or adverse investor sentiment generally. The value of the Fund’s investments also may decline because of factors that affect a particular industry or industries.

Volatility Risk. The Fund’s investment in volatility-linked derivative instruments is subject to the risk that the market value of a security or index will increase or decrease, sometimes rapidly and unpredictably, based upon changes in an issuer’s financial condition and/or overall market and economic conditions. The effect of changes in volatility on the Fund is subject to the Adviser’s ability to forecast volatility in an accurate and timely manner, which may depend on particular market conditions and other factors that are beyond the control of the Adviser. The Adviser’s volatility forecasts may be incorrect, and the volatility-linked derivative contracts entered into by the Fund based on the Adviser’s volatility forecasts may not achieve the intended effect.

Tax Risk. The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

Due to the Fund’s options strategies, a substantial portion of the Fund’s income potentially will consist of short-term capital gains. Distributions of the Fund’s short-term capital gains are taxable to shareholders as ordinary income, will not constitute qualified dividend income and will not qualify for the dividends-received deduction. In addition, shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize in respect of their other investments.

Foreign Securities Risk. Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. The Fund’s exposure to foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s indirect and direct investments in foreign securities (see “Currency Risk” above). The Fund may not be able to pass through to its shareholders foreign income tax credits in respect of a portion of or all foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, the holder of such securities may have limited recourse available to it. The laws of some foreign countries may limit the Fund’s ability to gain exposure to securities of certain issuers located in those countries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in foreign countries.

Emerging Markets Risk. Obtaining exposure to emerging market securities and currencies entails all of the risks associated with foreign (non-U.S.) investments (see “Foreign Securities Risk”), but to a heightened degree. Compared to foreign developed markets, exposure to emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk and certain special risks associated with smaller companies.

ETF Risk. The Fund may invest in the securities of ETFs, to the extent permitted by law, and may obtain exposure to ETFs through its derivative contracts. Direct or indirect investing in an ETF exposes the Fund to all of the risks of that ETF’s investments. Index-based ETFs are designed to provide investment results that generally correspond (on a direct basis or on a multiple, inverse or multiple inverse basis) to the price and yield performance of the component assets of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component assets fluctuate according to market volatility. Direct or indirect investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index assets in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of assets. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value, particularly during periods of market stress. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance.

Government Securities Risk. The Fund may invest directly or indirectly in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations which differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Foreign Government Obligations and Securities of Supranational Entities Risk. Exposure to foreign government obligations and the sovereign debt of emerging market countries makes the Fund vulnerable to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may have investment exposure have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations.

Securities Lending Risk. As with other extensions of credit, there are risks of delay and costs involved in recovery of securities or even loss of rights in the securities loaned or in the collateral if the borrower of the securities fails to return the securities or fails financially. The Fund bears the risk of investments made with the cash collateral received by the Fund in securities lending transactions.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Focused Investment Risk. To the extent that the Fund focuses its exposures in asset classes, sectors, industries, countries, regions, companies or issuers that are subject to the same or similar risks, the Fund will be subject to greater overall risk than if the Fund’s exposures were less focused.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund.” In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 10%, of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund engages in active and frequent trading to try to achieve its investment objective and expects to typically have a portfolio turnover rate significantly over 100% annually. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are taxable as ordinary income to shareholders. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce the Fund’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or non-U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its Shares or the sale of its portfolio securities or to meet anticipated repurchases of its Shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. The Fund’s expense limitation agreements, which generally remain in effect for a period of one year, mitigate this risk. However, there is no assurance that the Adviser will renew such expense limitation agreements from year-to-year.

Anti-Takeover Provisions. The Fund’s Declaration of Trust, together with any amendments thereto, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

FUND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Repurchase Fee(1)	2.00%

Annual Fund Operating Expenses (as a percentage of net assets attributable to the Shares)
Management Fees	2.00%
Distribution and/or Service Fees(2)	0.10%
Other Expenses(3)
Broker Interest Expense	0.17%
All Other Expenses	0.45%

Total Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.04%

Total Annual Fund Operating Expenses	2.76%
(Fee Waiver and/or Expense Reimbursement)/Recoupment(4)(5)	0.02%

Total Annual Fund Operating Expenses After (Fee Waiver/Expense Reimbursement)/ Recoupment	2.78%

(1)	The Fund does not currently charge a repurchase fee.
(2)	Distribution and/or Service Fees include a 0.05% fee paid pursuant to the Distribution and Servicing Plan and a 0.05% fee paid pursuant to the Services Agreement.
(3)	“Other Expenses” are based on actual amounts incurred during the Funds’ prior fiscal year.
(4)

Through February 28, 2019, the Adviser has contractually agreed to pay or otherwise bear operating and other expenses of the Fund (including offering expenses, but excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees and expenses; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the Total Annual Fund Operating Expenses to 2.60% of the average daily net assets of the Fund. The Adviser shall be entitled to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund (including offering expenses, but excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees and expenses; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) and the consent of the Adviser.

(5)

During the Fund’s prior fiscal year, the Adviser recouped 0.08% in fees it had waived or expenses it had reimbursed pursuant to its expense limitation arrangements with the Fund. Recoupment amounts shown are based on estimated recoupment during the current fiscal year.

Example. The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in Shares of the Fund for the time periods indicated. Because there are no costs to you associated with repurchases of your Shares, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV and that the Fund’s operating expenses (as described above) remain the same. The Example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$28	$86	$146	$309

CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table set forth below is intended to help you understand the Fund’s recent financial performance. The consolidated financial highlights include the accounts of its wholly owned and controlled Subsidiary. Information contained in the table below under the headings “Per Share Data” and “Supplemental Data and Ratios” show the operating performance of the Fund from the commencement of the Fund’s investment operations on April 2, 2015 through October 31, 2017. This information has been derived from the Fund’s financial statements, which have been audited by Ernst & Young, LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s Annual Report for the period ended October 31, 2017. To request the Fund’s annual report, please call (855) 609-3680.

	Year Ended October 31, 2017		Year Ended October 31, 2016		Period Ended October 31, 2015(1)
Per Share Data:

Net asset value, beginning of period	$10.70		$10.31		$10.00

Income (loss) from investment operations
Net investment income (loss)(2)	(0.21)		(0.25)		(0.16)
Net realized and unrealized gains	1.56		0.87		0.47

Total from investment operations	1.35		0.62	(3)	0.31

Less distributions to shareholders
Dividends from net realized gains	(0.56)		(0.11)		—
Dividends from net investment income	—		(0.12)		—

Total distributions	(0.56)		(0.23)		—

Net asset value, end of period	$11.49		$10.70		$10.31

Total Return(4)	13.27%		6.15%		3.10	%(5)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$1,517,997		$970,391		$695,009
Ratio of expenses to average net assets (before expense waiver/recoupment)(6)	2.72%		2.80%		2.69	%(7)
Ratio of expenses to average net assets (after expense waiver/recoupment)(6)	2.80%		2.68%		2.71	%(7)
Ratio of net investment loss to average net assets (before expense waiver/recoupment)(6)	(1.87)%		(2.54)%		(2.63	)%(7)
Ratio of net investment loss to average net assets (after expense waiver/recoupment)(6)	(1.95)%		(2.42)%		(2.65	)%(7)
Portfolio turnover rate	9,837	%(8)	33,522	%(8)	1,361	%(5)

(1)	The Fund commenced operations on April 2, 2015.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Includes increase from payments by affiliates of less than $0.01.
(4)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(5)	Not annualized.
(6)	Ratio includes borrowing and investment related expenses not covered by the Fund’s expense limitation agreement. See Note 4.
(7)	Annualized.
(8)	Portfolio turnover rate excludes equity assignments.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on December 17, 2014, pursuant to a Certificate of Trust. The Fund’s principal office is located at 510 Madison Avenue, 21st Floor, New York, New York 10022.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of Shares in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately one month after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and strategies. Pending investment of the net proceeds, the Fund will invest in high quality, short-term debt securities, cash and/or cash equivalents.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

When used in this prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund may invest indirectly by investing in derivatives or through one or more wholly-owned and controlled subsidiaries (each, a “Subsidiary”). The Fund may be exposed to the different types of investments described below through its investments in its Subsidiary. The allocation of the Fund’s portfolio in its Subsidiary will vary over time and might not always include all of the different types of investments described herein.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to achieve capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT POLICIES

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) believes that investing should involve a long-term view and a systematic focus on sources of expected return, not on security selection or market timing. In managing the Fund, the Adviser focuses primarily on one source of expected returns — the “variance risk premium” in certain derivative instruments and other investments (collectively, “investments”). The “variance risk premium” is positive if the “implied volatility” — the expected level of volatility priced into different types of investments — is higher, on average, than the volatility actually experienced on the asset underlying the investment. For example, an option buyer typically pays a premium to an option seller, such as the Fund, that is priced based on the expected amount by which the value of the instrument underlying the option will move up or down. On average, this expected amount of value movement (or implied volatility) is generally greater than the amount by which the value of the underlying instrument actually moves (realized volatility). By entering into derivatives contracts and making these types of investments, the Fund is, in essence, accepting a risk that its counterparty seeks to transfer in exchange for the premium or other payment/return received by the Fund under the derivatives contract or in connection with the investment. By providing this risk transfer service, the Fund seeks to benefit over the long-term from the difference between the level of volatility priced into its obligations under these investments and the level of volatility realized on the assets underlying these investments. There can be no assurance that the variance risk premium will be positive for the Fund’s investments at any time or on average and over time.

The Adviser does not intend to purchase or sell investments for the portfolio based on prospects for the economy, the relevant markets or the individual issuers themselves. Instead, the Fund seeks to identify variance risk premiums wherever they may arise, regardless of the specific underlying assets, and to provide an investment return from the premiums or payments it receives from making these investments. In constructing an investment portfolio, the Adviser seeks to identify a universe of eligible investments offering the Fund the potential to capture the benefit of the variance risk premiums associated with different asset classes. The extent of the Fund’s exposure to any particular asset class is determined according to global supply and demand for the risk transfer services provided by the Fund’s investments. The Adviser seeks to keep trading costs as low as practicable, given the appropriate execution requirements of the strategy.

The Fund typically pursues its investment objective by entering into OTC or exchange-traded derivative contracts primarily related to equity and debt securities, foreign exchange, interest rates, commodities, real estate interests, volatility and other asset classes the Adviser may consider appropriate from time to time. The Fund may also enter into other types of investments that enable the Fund to provide risk transfer services, as the Adviser may consider appropriate from time to time. The Fund may enter into a variety of derivative contracts, but typically expects to enter into put and call options, futures contracts, options on futures contracts, swaps and swaptions. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

Currently, the Fund expects to have exposure to the following asset classes (either directly or indirectly through reference to a derivative contract or other investment, or an ETF or through an investment in its Subsidiary, but is not restricted in its exposure to any asset class:

•

Equity and debt securities including, without limitation, any publicly traded or privately offered U.S. and non-U.S. equity securities (including, but not limited to, common and preferred stock and any other security that provides exposure to the earnings growth of an issuer(s)); publicly traded or privately offered U.S. and non-U.S. debt securities (including, but not limited to, fixed and floating rate bonds and any other security that provides exposure to the credit risk of any issuer(s));

•	Foreign exchange instruments including, without limitation, any contract related to a currency;

•

Interest rates including, without limitation, any contract related to a fixed or floating interest rate reference or benchmark determined by any central bank, certain benchmark government obligations, overnight deposit rate instruments and time value deposits;

•

Commodities including, without limitation, any physical (e.g., assets with tangible properties, including industrial and precious metals, oil, natural gas and agricultural products) or financial commodity;

•	Real estate interests including, without limitation, any investment related to real property or income derived from the rent or lease of real property, including REITs; and

•	Volatility including, without limitation, any investment related to a measurement of implied or realized volatility or variance of an asset.

Subject to any restrictions under applicable law, the Fund is not restricted in its exposure to any particular market (including emerging markets) or form of investment and may have exposure to the securities of companies of any market capitalization or credit rating.

The Fund may (but is not obligated to) seek to hedge its exposure to price movements in the Underlying References by taking long or short positions in the underlying assets, related assets or other offsetting derivative positions, such as by hedging options on an index with futures on that same index (this is known as “delta hedging”). To gain long investment exposure, the Fund may invest in assets directly or use derivatives (including futures). To gain short investment exposure, the Fund may use derivatives (including futures) and make short sales, including short sales of assets the Fund does not own, which may require the Fund to pay a premium to borrow the assets sold short and to pay the lender any dividends or interest received on the assets while borrowed.

The Fund expects to gain exposure to the commodities markets by investing in the Subsidiary, which is organized in the Cayman Islands and advised by the Adviser. The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives, such as commodity-linked futures, options and swaps. References herein to the Fund include references to the Subsidiary in respect of the Fund’s exposure to the commodities markets.

When the Fund enters into derivatives transactions, it is typically required to post collateral, or “initial margin,” to secure its payment or delivery obligations. The Fund then pays or receives margin periodically during the term of the derivative depending on changes in value of the derivative. In some cases, the Fund posts margin directly to a broker or futures commission merchant (“FCM”), and in some cases the Fund posts margin to its custodian under an escrow or tri-party collateral arrangement. In the case of a broker who is not an FCM, any posting of margin directly to that broker must be specifically approved by the Board. When the Fund posts margin directly to a broker or FCM, the Fund is subject to the credit risk and fraud risk of that broker or FCM with respect to that posted margin. There is generally no limit on the amount of margin that the Fund may post directly to a single broker or FCM or to all brokers and FCMs, and the Fund typically posts a significant portion of its assets in this manner. As a result, at any time the Fund may have substantial credit exposure to one or more brokers and/or FCMs.

For collateral purposes, in connection with certain of the Fund’s derivatives contracts, the Fund invests a substantial portion of its assets in U.S. Treasury bills and other highly rated securities. Many of the Fund’s derivatives investments and assets of the Fund related to the Fund’s derivatives investments may be treated as illiquid; except to the extent required in connection with a repurchase offer, the Fund is not limited in the portion of its assets that may be invested in illiquid assets.

The Adviser has broad discretion to allocate the Fund’s assets among derivative types and asset classes and to determine whether and how to hedge the Fund’s exposures and how much leverage to apply. In constructing the portfolio, the Adviser seeks to limit the Fund’s exposure to any single asset class by making investments related to a variety of asset classes. Further, within each asset class, the Adviser seeks to cause the Fund to have exposures to multiple underlying assets, geographic regions, economic sectors and maturities. The Adviser seeks to allocate the Fund’s assets dynamically in response to supply and demand for risk transfer services in the global markets. With the exception of certain asset diversification tests under the Code, there is no stated limit on the percentage of assets the Fund can invest in a particular instrument or the percentage of assets the Fund will allocate to any one asset class, and at times the Fund may focus on a small number of instruments or asset classes.

The Fund is a non-diversified fund. This means that the Adviser may invest a relatively large portion of the Fund’s assets in a single issuer or a small number of issuers.

Additional Information on Derivatives Strategy.

More detailed information about some of the derivative contracts the Fund may enter into is below.

Options Generally. Options are a type of derivative instrument through which option sellers assume conditional obligations to option buyers relating to the Underlying Reference.

Options positions are marked to market daily. The value of options is affected by changes in the Underlying Reference and the remaining time to the options’ expiration, as well as trading conditions in the options market.

The Fund generally intends to sell call options that are out-of-the-money, meaning that option exercise prices generally will be higher than (1) the current level of the applicable Underlying Reference or (2) the market price of the applicable Underlying Reference at the time the options are written. The Fund generally intends to sell put options that are out-of-the-money (i.e., the exercise price generally will be below the current level of the applicable Underlying Reference when the option is written) or at-the-money (i.e., the exercise price generally will be the same as the current level of the applicable Underlying Reference when the option is written). The percentage of the Fund’s portfolio value against which call and put options are sold may vary over time. As noted above, the Fund may sell options that are substantially out-of-the-money and/or only slightly out-of-the-money; in certain circumstances, the Fund may also trade in-the-money options. Typically, in-the-money option transactions arise when the Adviser determines that the premium offered compensates reasonably for the risk assumed.

Call Options. A call option is a contract that entitles the purchaser to receive from the seller the Underlying Reference in exchange for a fixed price (the strike price of the call option) on or before the expiration date of the option or a cash payment (in the case of a cash-settled option contract) equal to the amount of any appreciation in the value of the Underlying Reference over the strike price as of the exercise date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option. When a physically-settled call option is exercised, the seller is required to deliver the underlying instrument. The Fund may write call options on an underlying instrument it does not own (i.e., “naked” call options). If the option seller of a physically-settled call option does not own the underlying instrument, it may be required to purchase it to meet the delivery requirements of the contract and there can be no assurance that the instrument would be available to buy or available at a favorable price at that time.

Put Options. A put option is a contract that entitles the purchaser to receive from the seller a fixed price (the strike price of the put option) in exchange for the Underlying Reference on or before the expiration date of the option or a cash payment (in the case of a cash settled option contract) equal to the amount of any depreciation in the value of the Underlying Reference below a fixed price (the strike price of the put option) as of the exercise date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index put option is exercised, the put option seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the Underlying Reference at contract termination below the strike price of the option. A physically-settled put option on an individual instrument is a contract that entitles the purchaser to sell the instrument at a fixed price (the strike price of the put option) on or before the exercise date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When a physically-settled put option is exercised, the put option seller is required to purchase the instrument. The Fund may write put options on an underlying instrument it is not short (i.e., “naked” put options).

Futures Contracts and Options on Futures Contracts. The Fund may engage in transactions in futures contracts and options on futures contracts. Futures contracts are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an Underlying Reference at a specified future date at a specified price. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities or other instruments or values, physical delivery is not always made. The Fund also is authorized to purchase or sell call and put options on futures contracts.

Swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined Underlying Reference, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index.

Subsidiary. Under an investment management agreement with the Subsidiary, the Adviser provides the Subsidiary with the same type of management services as the Adviser provides to the Fund in respect of the Fund’s exposure to commodity interests. To the extent the Adviser receives compensation for providing such services to the Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary. The Fund does not currently intend to sell or transfer all or any portion of its ownership interest in the Subsidiary. The Fund reserves the right to establish an additional subsidiary or subsidiaries, subject to approval of the Board.

U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued) and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund’s direct or indirect investment in Treasury obligations to decline. On August 5, 2011, S&P downgraded U.S. Treasury securities from AAA rating to AA+. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P may cause the value of the Fund’s Treasury obligations to decline.

The Fund can also buy or gain exposure to U.S. Treasury securities whose interest coupons have been “stripped” by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below and Treasury Inflation-Protection Securities (“TIPS”). The U.S. Treasury securities called “TIPS” are designed to provide an investment that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Borrowing and Leverage. The Fund may borrow for investment purposes in compliance with Section 18 of the 1940 Act. The Fund may borrow up to 33 1/3% of its total assets. The Fund will borrow only if, immediately after effecting the borrowing, the value of the Fund’s assets, including borrowings, is equal to at least 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act). To satisfy this requirement, or to meet obligations under maturing loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Borrowing money involves transaction and interest costs that are borne by the Fund. The Fund may pay a commitment fee or other fees to maintain a line of credit, and will pay interest on amounts it borrows. The Fund may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above.

In addition to any more stringent terms imposed by a lender, the 1940 Act generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the fund) or distribution on the fund’s stock or the repurchase of any of the fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300%, after deducting the amount of the dividend, distribution or purchase price, as the case may be.

In addition to borrowing money, the Fund may enter into reverse repurchase agreements, dollar rolls, derivatives and other transactions that can be viewed as forms of borrowings, but for which the Fund does not have to have 300% asset coverage. To the extent required, if a transaction causes the Fund to have an obligation to another party it will either: (1) enter an offsetting (“covered”) position for the same type of financial asset; (2) segregate cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered; or (3) treat such obligation as a senior security under Section 18 of the 1940 Act.

The Fund may enter into derivatives contracts with total notional value greater than the assets of the Fund. Notional value refers to the nominal or face amount that is used to calculate payments on a derivative contract and is distinguishable from the market value of a derivative contract, which reflects the outstanding obligation under the contract and is usually less than the notional value. This practice will generally be seen to create investment leverage for the Fund, which can have the effect of magnifying the Fund’s exposure to the swings in prices of an Underlying Reference and may also result in increased volatility in the Fund’s NAV because it could cause the Fund’s NAV to be more sensitive to changes in the value of the Underlying Reference. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

Securities Lending. The Fund may earn additional income from lending securities. The value of securities loaned may not exceed 33 1/3% of the value of the Fund’s total assets, which includes the value of collateral received. To the extent the Fund loans a portion of its securities, it will generally receive collateral consisting of cash or U.S. government securities. Collateral received will be marked to market daily and will generally be at least equal at all times to the value of the securities on loan. Subject to its stated investment policies, the Fund will generally invest cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage backed securities.

Portfolio Turnover. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2017 was 9,837%. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. A mutual fund with a high turnover rate (100% or more) may generate more capital gains, including short-term capital gains, which are taxable as ordinary income when distributed to shareholders, and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist.

Changes to the Fund’s Investment Policies. The Fund’s investment objective and policies may be changed without shareholder approval unless an objective or policy is identified in the prospectus or in the Statement of Additional Information as “fundamental.”

Temporary Defensive Positions. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

RISK CONSIDERATIONS

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should

(i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The Fund is subject to the principal risks described below, whether through the Fund’s direct investments, investments by its Subsidiary or derivatives positions. As with any investment company, there is no guarantee that the Fund will achieve its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Derivatives Risk. The Fund may invest directly or indirectly in a variety of derivatives, including put and call options, futures contracts, forward contracts, options on futures contracts, swaps, swaptions and other exchange-traded and OTC derivatives contracts. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are financial contracts the value of which depends on, or is derived from, the Underlying Reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the Underlying Reference they are designed to track. The Fund may invest in derivatives to generate income from premiums, for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund. Certain of the Fund’s derivative positions involve the risk that, if the volatility of the Underlying References is greater than expected, the Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Fund’s strategy.

OTC derivatives are not traded on exchanges or standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. There have been periods during which certain banks or dealers have refused to quote prices for OTC derivatives contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. There is no limitation on the daily price movements of OTC derivatives. Principals in the OTC derivatives markets have no obligation to continue to make markets in the OTC derivatives traded.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value or (iii) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund often will not receive the collateral the day the collateral is required to be posted. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

During periods of market disruptions or stress, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described herein, including market risk, illiquidity risk, currency risk and counterparty risk. OTC derivatives are generally highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s NAV.

The Fund’s use of derivatives may not be effective or have the desired results. For example, the Fund may not be able to capture the variance risk premium to the extent that it makes an investment with respect to which the realized volatility of the Underlying Reference equals or exceeds the investment’s implied volatility. This may happen when the value of the Underlying Reference moves in an unexpected direction or to an unanticipated degree. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). Derivatives in which the Fund may invest (e.g., options, futures contracts, options on futures contracts, swaps and swaptions) may have embedded leverage, depending on their specific terms. As a result, adverse changes in the value or level of the Underlying Reference may result in a loss substantially greater than the amount invested in the derivative itself (see “Leverage Risk” below).

The Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in Underlying Reference prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgment in this respect will be correct. The Fund may be restricted in respect of the type of Underlying Reference assets that it is permitted to acquire or take delivery (for example, a physical commodity, such as corn), in the case of options that are not cash settled; these restrictions may affect the returns to the Fund.

The market price of written options will be affected by many factors, including changes in the market price of the Underlying Reference; changes in dividend rates, interest rates or exchange rates or other economic factors affecting the Underlying Reference or options markets generally, as applicable; changes in the realized or perceived volatility of the relevant market and Underlying Reference; and the time remaining before an option’s expiration.

The market price of options, particularly OTC options, may be adversely affected if the market for the options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearinghouse may not at all times be adequate to handle current trading volume; or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

The Fund’s options positions will be marked to market on each day that the Fund strikes its NAV. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may sell or purchase may be affected by options sold or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Options writing can cause the Fund’s share price to be highly volatile, and it may be subject to sudden and substantial losses.

Call Option Risk. When a single security, ETF, REIT, currency or commodity call option is exercised, the Fund will generally be required to deliver the Underlying Reference (unless the contract calls for cash settlement). Accordingly, potential losses on written covered call options can be equal to the appreciation of the Underlying Reference in excess of the option exercise price. In addition, the Fund continues to bear the risk of a decline in the value of the Underlying Reference. By writing covered call options on its portfolio assets, the Fund may be unable to sell the Underlying Reference until the option expires or is exercised and may be less likely to sell the Underlying Reference to take advantage of new investment opportunities. As a seller of single instrument call options, if the Fund does not own the Underlying Reference it may be required to purchase the asset to meet the requirements of the contract. Thus, the exercise of call options sold by the Fund may require the Fund to sell portfolio assets to generate cash at inopportune times or for unattractive prices.

The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot cover their potential settlement obligations by acquiring and holding the Underlying Reference. As the writer of index call options, the Fund will be responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option. Accordingly, the Fund’s potential losses on writing index call options are extensive.

When the Fund writes (sells) an option, it faces the risk that it will experience a loss if the option purchaser exercises the option sold by the Fund.

Put Option Risk. Put options on single securities, ETFs, REITS, currencies or commodities written by the Fund may be physically settled, requiring the Underlying Reference to be received by the Fund upon exercise of the option or, alternatively, may have cash settlement provisions. The Fund may be required to take delivery of an Underlying Reference that it does not want to have in its portfolio upon the exercise of the put option by the option buyer while paying a price for that instrument in excess of its current market price. Accordingly, losses on written put options can be substantial. While the risk of selling put options in a spread transaction may be mitigated by the Fund’s purchase of offsetting options at a lower exercise price (thereby capping the maximum loss potential) there can be no assurance that offsetting options will be available to allow the Fund to close out its written options.

The purchaser of an index put option has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options such as the Fund cannot cover their potential settlement obligations by selling short the Underlying Reference. As the writer of index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. Accordingly, the potential losses from writing index put options can be substantial.

Options on Futures Risk. The Fund may enter into options on futures contracts. An option on a futures contract gives the buyer, in return for the premium paid, the right (but not the obligation) to either buy or sell the underlying futures contract during a certain period of time for a fixed price. The writing of a put or call option on a futures contract involves risks similar to the risks applicable to the purchase or sale of futures contracts. However, the difficulty of predicting changes in the value of the underlying futures contract may expose the Fund to a somewhat different set of risks. For example, variations in speculative market demand for futures on the relevant Underlying Reference can cause the value of the futures to change at an unanticipated time or to an unanticipated degree; this or other factors may bring the value of the underlying future closer to the option’s strike price, increasing the potential for risk of loss to the Fund. To the extent that the Fund enters into options on futures contracts for hedging purposes, an imperfect correlation between this derivative position and the value of the instrument underlying such a position could lead to losses.

Futures Risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures and in the Underlying Reference positions underlying them. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed.

Forwards Risk. Forward contracts, including currency forwards, are subject to some of the same risks as futures described above. However, forwards are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Forwards are therefore subject to the risks associated with OTC derivatives generally. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

Swaps Risk. The use of swaps involves investment techniques and risks that are different from those associated with portfolio security transactions. Like forwards, these instruments are typically not traded on exchanges and, in such cases, are subject to the risks associated with OTC derivatives generally. Under recently adopted rules and regulations, however, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (“cleared swaps”). For OTC swaps, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. For cleared swaps, the Fund’s counterparty is a clearinghouse rather than a bank or broker. Since the Fund is not a member of the clearinghouses and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Fund holds cleared swaps through accounts at clearing members. In cleared swaps, the Fund makes payments (including margin payments) to and receives payments from a clearinghouse through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearinghouse.

In some ways, cleared swap arrangements are less favorable to funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared swaps positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared swap position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearinghouse could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.

Additionally, some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin the Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Fund and the financial system is not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap).

Swaptions Risk. The Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, it becomes obligated (if the option is exercised) according to the terms of the underlying agreement.

The SEC has proposed a new Rule 18f-4 (which, as of the date of this prospectus, has not been adopted) that would place limits on the notional amount of derivatives used by registered investment companies, such as the Fund. If the rule were to take effect in the form proposed, it would limit the ability of the Fund to invest in derivatives and could require the Fund to alter its investment strategy.

Counterparty Risk. The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Fund and, if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Margin Risk. In connection with entering into certain types of derivatives transactions (e.g., options and futures), the Fund (directly or through its Subsidiary) may post margin directly to a broker or FCM, which will typically re-hypothecate that margin to a clearinghouse or another broker or FCM. Prior to re-hypothecation, margin so posted may be held in commingled accounts with margin from other clients of that broker or FCM. The margin maintained by these brokers and FCMs is not subject to the regulatory protections provided by bank custody arrangements commonly employed by investment companies. If margin posted to a broker or FCM is re-hypothecated, neither the Fund nor the broker or FCM, as applicable, will have possession of the margin. Margin posted by the Fund to a broker or FCM is exposed to the credit risk and fraud risk of that broker or FCM. There is generally no limit on the amount of margin that the Fund may post directly to a single broker or FCM or to all brokers and FCMs, and the Fund typically posts a significant portion of its assets in this manner. As a result, at any time the Fund may have substantial credit exposure to one or more brokers and/or FCMs. In the event of the insolvency or liquidation of a broker or FCM to whom the Fund has posted collateral, the Fund is likely to experience substantial delays in recovering its margin, or it may not be able to recover it at all. Any inability or unwillingness of a broker or FCM to meet its obligation to return margin to the Fund, including by reason of insolvency or liquidation, or any improper activity involving such broker or FCM would likely result in a substantial loss to the Fund. In some non-U.S. markets, brokerage arrangements may provide significantly less protection than in the U.S., potentially exposing the Fund to credit and other risks that it does not have in the U.S.

Management and Operational Risk; Cyber-Security Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may fail to use derivatives effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times.

Any imperfections, errors or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses.

The Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or fund assets, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. With the increased use of technologies and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Fund, the Adviser or the custodian, Transfer Agent or other third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

Illiquidity Risk. To the extent consistent with the repurchase liquidity requirement of an interval fund, the Fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. There can be no assurance that a liquid market for the Fund’s investments will be maintained. At any given time, the Fund’s portfolio may be substantially illiquid.

The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Leverage Risk. The Fund may obtain financing to make investments (i.e., to make additional portfolio investments) and may obtain leverage through derivative instruments that afford the Fund economic leverage. The Fund may also borrow to meet repurchase requests and to address cash flow timing mismatches. Therefore, the Fund is subject to leverage risk. Leverage magnifies the Fund’s exposure to declines in the value of one or more Underlying References or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. Borrowing gives rise to interest expense and may require the Fund to pay other fees. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage to the Fund, resulting in a loss to the Fund, even if the rate of return on those assets is positive. The Fund’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain an appropriate line of credit or other borrowing facility. Market conditions may unfavorably impact the Fund’s ability to secure borrowings on favorable or commercially feasible terms.

Principal Risks of the Underlying References. The Fund is also subject to the principal risks of the asset classes noted below, whether through the Fund’s (i) derivatives positions or other investments that provide exposure to the Underlying References, (ii) investments in ETFs, (iii) investments through its Subsidiary or (iv) direct investments.

Equity Investing Risk. Equity investing risk is the risk that the value of equity instruments to which the Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns. Equities to which the Fund will be exposed are structurally subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and, therefore, will be subject to greater dividend risk than debt instruments of such issuers. Finally, the prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Larger Company Risk. The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly, the value of equity securities issued by large-capitalization companies may not rise to the same extent as the value of equity securities issued by small or mid-cap companies under certain market conditions or during certain periods.

Smaller Company Risk. The Fund may invest in small companies that are considered “mid-cap,” “small-cap” or “micro-cap” companies. Securities of smaller companies are often less liquid than those of larger companies. This could make it difficult to sell a smaller company security at a desired time or price. In general, smaller companies are also more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources. As a result, prices of smaller company securities may fluctuate more than those of larger companies. Historically, securities of smaller companies have been more volatile in price than securities of larger companies.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Debt Investing Risk. The values of debt securities (and other income-producing securities, such as preferred securities and convertible securities) to which the Fund is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities and on the management of the Fund.

In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.

Credit Risk. The value of a debt security depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded. The obligations of issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

Below Investment Grade Securities and Unrated Securities Risk. The Fund may have exposure, without limitation, to investments that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below investment grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.”

Below investment grade investments may be subject to greater risks than other investments, including being subject to greater levels of risk related to changes in interest rates (in the case of debt securities), credit risk (including a greater risk of default) and illiquidity risk. The ability of the issuer to make principal and/or interest payments is predominantly speculative for below investment grade investments or unrated investments judged by the Adviser to have a similar quality.

Analysis of the creditworthiness of issuers of below investment grade investments may be more complex than for issuers of higher-quality investments, and the Fund’s ability to achieve its investment objective may, to the extent the Fund has exposure to below investment grade investments, be more dependent upon the Portfolio Managers’ credit analysis than would be the case if the Fund had exposure to higher-quality investments. The issuers of these investments may be in default or have a currently identifiable vulnerability to default on their payments of principal and/or interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below investment grade investments will fluctuate and may, therefore, cause the Fund’s value to be more volatile. Certain investments of the Fund may be downgraded to below investment grade status (or may be judged by the Adviser to be of comparable quality) after the Fund purchases them.

Convertible Securities Risk. Convertible securities are subject to the risks applicable generally to debt securities, including credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities typically would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

Currency Risk. The Fund’s Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from a portion of its investments may be paid in foreign currencies. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the foreign currencies in which the Fund’s investments are traded, in which the Fund receives income or in which the Fund has taken a position will decline in value relative to the U.S. dollar. Currency risk also includes the risk that a currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. There can be no assurances or guarantees that any efforts the Fund makes to hedge exposure to foreign exchange rate risks that arise as a result of its investments will successfully hedge against such risks or that adequate hedging arrangements will be available on an economically viable basis, and in some cases, hedging arrangements may result in additional costs being incurred or losses being greater than if hedging had not been used. Currency exchange rates can fluctuate significantly for many reasons. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leverage risk in addition to currency risk.

In purchasing or selling local currency to fund trades denominated in that currency, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies and the Fund’s income available for distribution. Some countries have and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. For example, a foreign government may unilaterally devalue its currency against other currencies, which typically would have the effect of reducing the U.S. dollar value of investments denominated in that currency. In addition, a country may impose formal or informal currency exchange controls. These controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could undermine the value and liquidity of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and converted into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio investments to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount to U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

Commodities Risk. The value of commodities instruments to which the Fund is exposed can be extremely volatile and may be adversely affected by changes in overall market movements, commodity index volatility, changes in interest rates, currency fluctuations or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. No, or a limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Therefore, the Fund’s exposure to the commodities markets can cause the NAV of the Fund to decline or fluctuate in a rapid and unpredictable manner.

Subsidiary Risk. By investing through its Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. The commodity-linked investments that may be held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company under the 1940 Act and is not subject to all of the investor protections of the 1940 Act, although the Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Real Estate Risk. The real-estate related investments to which the Fund is exposed are subject to risks including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT or an ETF that invests in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of the Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Market Risk. The value of the Fund’s investments may decline, sometimes rapidly or unpredictably, due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, changes in interest or currency rates or adverse investor sentiment generally. The value of the Fund’s investments also may decline because of factors that affect a particular industry or industries. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities.

Volatility Risk. The Fund’s investment in volatility-linked derivative instruments is subject to the risk that the market value of a security or index will increase or decrease, sometimes rapidly and unpredictably, based upon changes in an issuer’s financial condition and/or overall market and economic conditions. The effect of changes in volatility on the Fund is subject to the Adviser’s ability to forecast volatility in an accurate and timely manner, which may depend on particular market conditions and other factors that are beyond the control of the Adviser. The Adviser’s volatility forecasts may be incorrect, and the volatility-linked derivative contracts entered into by the Fund based on the Adviser’s volatility forecasts may not achieve the intended effect.

Tax Risk. The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

Due to the Fund’s options strategies, a substantial portion of the Fund’s income potentially will consist of short-term capital gains. Distributions of the Fund’s short-term capital gains are taxable to shareholders as ordinary income, will not constitute qualified dividend income and will not qualify for the dividends-received deduction. In addition, shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize in respect of their other investments.

Foreign Securities Risk. Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. The Fund’s exposure to foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s indirect and direct investments in foreign securities (see “Currency Risk” above). The Fund may not be able to pass through to its shareholders foreign income tax credits in respect of a portion of or all foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, the holder of such securities may have limited recourse available to it. The laws of some foreign countries may limit the Fund’s ability to gain exposure to securities of certain issuers located in those countries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in foreign countries. There may be less publicly available information about a foreign company than there is regarding a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes exposure to securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities. Investing directly or indirectly in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that obtains exposure exclusively in securities of U.S. issuers.

ADRs, or American Depositary Receipts, are dollar-denominated depositary receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the counter in the United States. Investing in these instruments exposes the Fund to credit risk with respect to the issuer of the ADR, in addition to the risks of the underlying foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of ADRs will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such ADRs, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Emerging Markets Risk. Obtaining exposure to emerging market securities and currencies entails all of the risks associated with foreign (non-U.S.) investments (see “Foreign Securities Risk”), but to a heightened degree. Compared to foreign developed markets, exposure to emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk and certain special risks associated with smaller companies. Additional risks of emerging market securities may include: greater political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation or other confiscation of assets of issuers to which the Fund is exposed; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, foreign investors, including the Fund, may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

ETF Risk. The Fund may invest in the securities of ETFs, to the extent permitted by law, and may obtain exposure to ETFs through its derivative contracts. Direct or indirect investing in an ETF exposes the Fund to all of the risks of that ETF’s investments. Index-based ETFs are designed to provide investment results that generally correspond (on a direct basis or on a multiple, inverse or multiple inverse basis) to the price and yield performance of the component assets of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component assets fluctuate according to market volatility. Direct or indirect investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index assets in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of assets. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value, particularly during periods of market stress. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance. As a result of mathematical compounding and because most leveraged and inverse ETFs have a single day investment objective to track the performance of an index or a multiple thereof, the performance of such ETFs for periods greater than a single day is likely to be either greater than or less than the index performance, before accounting for the ETF’s fees and expenses. Compounding will cause longer term results to vary from the return of the index for leveraged and inverse ETFs, particularly during periods of higher index volatility.

Government Securities Risk. The Fund may invest directly or indirectly in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations which differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

The U.S. Treasury Department placed Fannie Mae and Freddie Mac into conservatorship in September 2008. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will continue to support these or other government-sponsored entities in the future. Further, the benefits of any such government support may extend only to the holders of certain classes of an issuer’s securities.

Foreign Government Obligations and Securities of Supranational Entities Risk. Exposure to foreign government obligations and the sovereign debt of emerging market countries makes the Fund vulnerable to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may have investment exposure have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors in emerging market countries have been among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Securities Lending Risk. As with other extensions of credit, there are risks of delay and costs involved in recovery of securities or even loss of rights in the securities loaned or in the collateral if the borrower of the securities fails to return the securities or fails financially. These delays and costs could be greater with respect to foreign securities. The Fund may pay lending fees to the party arranging the Fund’s securities loans. Securities lending collateral may be invested in liquid, short-term investments, such as money market funds, managed by third party advisers or banks. The Fund bears the risk of investments made with the cash collateral received by the Fund in securities lending transactions. Investments of cash collateral may depreciate and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Focused Investment Risk. To the extent that the Fund focuses its exposures in asset classes, sectors, industries, countries, regions, companies or issuers that are subject to the same or similar risks, the Fund will be subject to greater overall risk than if the Fund’s exposures were less focused. To the extent the Fund focuses its exposures in a specific asset class, sector or industry, it will be exposed to events affecting that asset class, sector or industry. Asset classes, sectors, industries, companies or issuers with similar characteristics are often subject to many of the same risks and/or regulatory regimes and often respond in a similar manner to particular economic, market, political or other development. Similarly, to the extent the Fund has exposure to a significant extent in investments tied economically to a specific geographic region, country or a particular market, it will have more exposure to regional and country economic risks than it would if it had more geographically diverse investments.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund.” In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 10%, of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund engages in active and frequent trading to try to achieve its investment objective and expects to typically have a portfolio turnover rate significantly over 100% annually. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are taxable as ordinary income to shareholders. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce the Fund’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Other Risks of Investment in the Fund

Short Sale Risk. Short sales are transactions in which the Fund sells an asset it does not own to a third party by paying a premium to borrow the asset in anticipation of purchasing the same asset at the market price on a later date to close out the short position. The Fund may incur a loss if the market price of the asset underlying the short sale increases between the date of the short sale and the date on which the Fund must replace the borrowed asset or otherwise close out the transaction and such loss may exceed the initial investment. Under adverse market conditions, the Fund may have difficulty purchasing an asset to meet its short sale delivery obligations, and may have to sell portfolio assets to raise sufficient capital to fulfill its short sale obligations at a disadvantageous time. Entering into short sales where the Fund does not own the underlying asset creates a form of investment leverage, which can magnify the Fund’s exposure to changes in the value of the asset. Because the Fund may enter into short sales with respect to assets that it does not already own, the loss to the Fund from a short sale is theoretically unlimited, as the potential increase in the market price of the asset is unlimited. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. There can be no assurance that the Fund will be able to close out a short sales position at an advantageous time or price. To the extent that the Fund enters into short sales for hedging purposes, there can be no guarantee that the investment will be effective; any lack of correlation between the assets used in the short position and the exposure the Fund sought to hedge could result in losses.

Money Market Instruments. The Fund may invest in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes or for other purposes. Money market instruments may have fixed, variable or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or non-U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its Shares or the sale of its portfolio securities or to meet anticipated repurchases of its Shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. The Fund’s expense limitation agreements, which generally remain in effect for a period of one year, mitigate this risk. However, there is no assurance that the Adviser will renew such expense limitation agreements from year-to-year.

Reporting Requirements. Shareholders who beneficially own Shares that constitute more than 5% of the Fund’s Shares may be subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These may include requirements to file certain reports with the Commission. The Fund has no obligation to file such reports on behalf of such shareholders or to notify shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Anti-Takeover Provisions. The Fund’s Declaration of Trust, together with any amendments thereto, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

MANAGEMENT OF THE FUND

Board of Trustees

The Board oversees the conduct of the Fund’s affairs and the Adviser’s management of the Fund.

The Adviser

Stone Ridge acts as the Fund’s investment manager under an Investment Management Agreement (the “Management Agreement”). Stone Ridge’s principal office is located at 510 Madison Avenue, 21st Floor, New York, New York 10022. As of December 31, 2017, Stone Ridge managed approximately $14.1 billion of assets. Stone Ridge is a Delaware limited liability company and is controlled by Stone Ridge Holdings Group LP, a holding company for the Adviser and its affiliates.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Fund, furnish continuously an investment program with respect to the Fund, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Fund to make investments directly or through its Subsidiary. Stone Ridge compensates all Trustees and officers of the Fund who are members of Stone Ridge’s organization and who render investment services to the Fund. The Fund has agreed to pay Stone Ridge as compensation under the Management Agreement a fee in the amount of 2.00% of the average daily net assets of the Fund. Separately from the contractual expense limitation referenced under “Fund Expenses” above, Stone Ridge may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.

A discussion regarding the considerations of the Fund’s Board for approving the Fund’s Management Agreement was included in the Fund’s Annual Report for the period ended October 31, 2017.

Pursuant to the Management Agreement, Stone Ridge agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and continuously review, supervise and administer the investment program of the Fund. Stone Ridge bears its own operating and overhead expenses attributable to its duties under the Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization and auditing expenses), except that the Fund bears travel expenses (or an appropriate portion thereof) of Trustees or Fund officers who are partners, directors, trustees or employees of Stone Ridge to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto, and the Fund bears all or a portion of the expenses related to the Fund’s chief compliance officer, as may be approved by the Board from time to time. To the extent the Adviser receives advisory fees from the Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary.

The Fund bears all other costs of its operations, including, without limitation, the compensation of the Independent Trustees; ordinary administrative and operating expenses, including the management fee and all expenses associated with the pricing of Fund assets; risk management expenses; ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing and settlement costs), custodial costs and interest charges; professional fees (including, without limitation, expenses of consultants, experts and specialists); fees and expenses in connection with repurchase offers and any repurchases of Fund Shares; legal expenses (including legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares); accounting and auditing expenses incurred in preparing, printing and delivering all reports (including such expenses incurred in connection with any Fund document) and tax information for shareholders and regulatory authorities and all filing costs, fees, travel expenses and any other expenses directly related to the investment of the Fund’s assets. The Fund pays any extraordinary expenses it may incur, including any litigation expenses.

Portfolio Managers

Erik Buischi, Gabriel Comeau, Daniel Fleder, Jason Lu and Ross Stevens are the Portfolio Managers of the Fund. Mr. Lu and Mr. Stevens have been Portfolio Managers of the Fund since inception. Mr. Fleder has been a Portfolio Manager of the Fund since January 2016. Mr. Comeau has been a member of the Fund’s investment team since inception and has been a Portfolio Manager since January 2017. Mr. Buischi has been a Portfolio Manager of the Fund since January 2018. Each of the Portfolio Managers also is a Portfolio Manager of other registered investment companies, including mutual funds.

Erik Buischi. Erik Buischi, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Comeau, Mr. Fleder, Mr. Lu and Mr. Stevens. Prior to joining Stone Ridge in 2015, Mr. Buischi was a trader at Goldman Sachs from 2012 to 2015. Mr. Buischi received his BS in Economics from the University of Pennsylvania (Wharton).

Gabriel Comeau. Gabriel Comeau, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Buischi, Mr. Fleder, Mr. Lu and, Mr. Stevens. Prior to joining Stone Ridge in 2014, Mr. Comeau was an Equity Derivatives Trader on the Index Flow desk and ETF desk at BNP Paribas from 2011 to 2014. Mr. Comeau received his Master of Finance from the Massachusetts Institute of Technology and his BCom in Finance from McGill University.

Daniel Fleder. Daniel Fleder, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Buischi, Mr. Comeau, Mr. Lu and Mr. Stevens. Prior to joining Stone Ridge in 2016, Mr. Fleder was the Head of Risk Management and Chief of Staff for Operations for GETCO/KCG, an automated market maker, from 2010 to 2015. Mr. Fleder received his PhD in Operations Research and MS in Statistics from the University of Pennsylvania (Wharton) and BSE in Engineering from the University of Pennsylvania (Engineering School).

Jason Lu. Jason Lu, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Buischi, Mr. Comeau, Mr. Fleder, and Mr. Stevens. Prior to joining Stone Ridge in 2013, Mr. Lu was the head trader on the Global Automated Trading desk at Citadel from 2011 to 2013. Mr. Lu received his MS in Computational Finance from Carnegie Mellon University (Tepper), MCS (Master of Computer Science) from the University of Virginia and his BS in Computer Science from the University of Science and Technology of China.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Buischi, Mr. Comeau, Mr. Fleder and Mr. Lu. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Additional Information Regarding the Adviser and Portfolio Managers

The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. As of January 31, 2018, the Fund did not know of any persons or entity who “controlled” the Fund.

The Fund’s Service Providers

Custodian. U.S. Bank NA, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian.

Transfer Agent. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent and dividend disbursing agent.

Administrator. U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s administrator and accounting agent, performing general administrative tasks for the Fund, including, but not limited to, keeping financial books and records of the Fund. The Fund compensates the Administrator at rates that are determined based on the aggregate net assets of the funds in the Stone Ridge fund complex, with each fund paying a pro rata portion of the fee allocated on the basis of the funds’ net assets.

Independent Registered Public Accounting Firm. Ernst & Young, LLP, 220 South 6th Street, Minneapolis, MN 55402, serves as the Fund’s Independent Registered Public Accounting Firm, and is registered with, and subject to regular inspection by, the Public Company Accounting Oversight Board.

Legal Counsel. Ropes & Gray LLP, located at 800 Boylston Street, Boston, Massachusetts, acts as legal counsel to the Fund.

Distributions

The Fund intends to declare and pay dividends from net investment income and net realized capital gains at least annually, although the Fund may declare and pay dividends more frequently (e.g., quarterly). The Fund intends to distribute substantially all net investment income to shareholders at least once a year. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds.

SHAREHOLDER GUIDE

HOW TO BUY SHARES

The Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of the Fund. These intermediaries may be authorized to designate other intermediaries to receive orders on the Fund’s behalf. The Fund is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary or if applicable, an intermediary’s authorized designee, receives the order in good order. The Shares will be offered at NAV per share calculated each regular business day. Investors who invest in the Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.

Shares generally are available for investment only by clients of registered investment advisers and a limited number of certain other Eligible Investors. Certain investors may purchase Shares directly from the Fund by first contacting the Adviser at (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, if approved, the investor will be directed to the Fund’s Transfer Agent to complete the purchase transaction.

All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through an intermediary does not affect these eligibility requirements.

A purchase of Shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase order is in “good order” when the Fund, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once the Fund (or one of its authorized agents described above) accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

Shares are offered to the following groups of investors (“Eligible Investors”):

1.	Institutional investors, including registered investment advisers (RIAs);

2.	Clients of institutional investors;

3.	Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans;

4.

Certain other Eligible Investors as approved from time to time by the Adviser; Eligible Investors include employees, former employees, shareholders, members and directors and affiliates of the Adviser and the Fund or each of their affiliates, and friends and family members of such persons; and

5.	Investment professionals or other financial intermediaries investing for their own accounts and their immediate family members.

Some intermediaries may impose different or additional eligibility requirements. The Adviser has the discretion to further modify or waive their eligibility requirements.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts or estates. The Fund reserves the right to refuse any request to purchase Shares. The Shares are subject to the investment minimums described below.

Investment Minimums

The minimum initial account size is $15 million. This minimum investment requirement may be modified or reduced. For eligibility groups 3, 4 and 5 described above under “How to Buy Shares,” there is no minimum investment requirement.

Other Policies

No Share Certificates. The issuance of Shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of Shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing Shares of the Fund.

Involuntary Redemptions. The Fund reserves the right to redeem an account if the value of the Shares is $1,000 or less for any reason, including market fluctuations. Before the Fund redeems such Shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the Shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund Shares, the redemption may have tax consequences.

In addition, the Fund reserves the right to redeem an account if the shareholder does not satisfy the eligibility requirements described herein, either at the time of purchase or any time thereafter.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents are not responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings; Priority

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During the time the Fund is closed to new investments, Fund shareholders will continue to be able to participate in periodic repurchase offers, as described below.

The Fund is made available for investment on a priority basis to a group of investors (the “Consortium”) who have participated in educational sessions regarding the Fund its investment strategy. If capacity allows, once orders are fulfilled for the Consortium, the Fund is then made available for investment by other investors. If the Fund closes to new investments, the Fund may also prioritize and allocate capacity to the Consortium upon any subsequent re-opening of the Fund. The Consortium members do not have any special rights to offering price, dividends or liquidation. The Consortium consists of a selected group of registered investment advisers who have discretionary authority to invest on their clients’ behalf and a fiduciary duty to their clients, and with whom the Adviser has a previous relationship. Members of the Consortium and their clients are not obligated to invest in the Fund.

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. Except as permitted by the Fund’s interval structure, no shareholder has the right to require the Fund to repurchase its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally are not able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 10% of the Fund’s outstanding Shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months.

Repurchase Process

The Fund makes quarterly repurchase offers in the months of March, June, September and December. Upon the commencement of a repurchase offer (which the Fund expects to commence approximately mid-month in each of the foregoing months), the Fund will send written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed,

•	The Repurchase Request Deadline and the Repurchase Pricing Date (see below),

•	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase,

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV,

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline and

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document.

The repurchase request deadline, which is the date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer (the “Repurchase Request Deadline”), will be approximately 21 days after the commencement of the applicable repurchase offer. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

The Fund anticipates that the repurchase pricing date, the date on which the repurchase price for Shares is determined (the “Repurchase Pricing Date”), will be approximately 7 days after the Repurchase Request Deadline, but in no event will be more than 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund anticipates that the Repurchase Pricing Date will be generally on or about mid-month of the month immediately following the month in which the repurchase offer commences.

The Fund typically distributes payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and the Repurchase Pricing Date and Repurchase Payment Deadline. The method by which the Fund calculates NAV is discussed below under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the Fund’s Transfer Agent at (855) 609-3680.

The Fund does not currently charge a repurchase fee.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of Chapter 1 of the Code; (2) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. The Fund does not currently expect to offer to repurchase additional Shares in the event a repurchase offer is oversubscribed.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to fund Share repurchases.

If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund — Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Distributions and Federal Income Tax Matters” below and “Tax Status” in the Statement of Additional Information.

DISTRIBUTION AND SERVICING ARRANGEMENTS

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), is the principal underwriter and distributor of Shares of the Fund. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor is not obligated to sell any specific amount of Shares of the Fund, or to buy any of the Shares. Shares of the Fund are continuously offered through the Distributor, as the exclusive distributor. The Distributor also acts as agent for the Fund in connection with repurchases of Shares. The Fund has agreed to indemnify the Distributor and its affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act. The Distributor has agreed to indemnify the Fund, the Adviser and each Trustee against certain liabilities arising from the Distributor’s willful misfeasance, bad faith, negligence or reckless disregard in the performance of its duties, obligations or responsibilities under the distribution agreement.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed, and the Fund does not currently intend to list its Shares, for trading on any national securities exchange. There is currently no secondary market for the Fund’s Shares, and the Fund does not expect a secondary market in its Shares to develop. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Shares.

Financial intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase and sell Shares. The Fund pays fees to compensate such financial intermediaries in connection with (i) personal and account maintenance services rendered to Fund shareholders, including but not limited to electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request (fees for such services, “servicing fees”) and/or (ii) activities or expenses primarily intended to result in the sale of Shares (fees for such services, if any, “distribution fees”). The Fund does not believe that any portion of fees currently paid to financial intermediaries are distribution fees.

Servicing fees and distribution fees may be paid pursuant to a Distribution and Servicing Plan adopted by the Fund at the maximum annual rate of 0.05% and servicing fees may be paid pursuant to a Services Agreement between the Fund and the Adviser, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries, at an annual rate of 0.05%, in each case calculated as a percentage of the Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Some intermediaries may receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of Shares outstanding. The Fund’s Shares are valued as of a particular time (the “Valuation Time”) on the last day of each week and last day of each month (if different) that the New York Stock Exchange (“NYSE”) opens for business.1 During any period when the Fund is offering its Shares, it is the current intention of the Fund that the NAV per share of the Shares shall be computed no less frequently than once daily, Monday through Friday, as of the Valuation Time, except on days on which the NYSE does not open for business; provided, that the Fund reserves the right to calculate the net asset value more or less frequently if deemed desirable, subject to the requirements of Rule 23c-3. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). Current net asset values per share of the Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund Shares (which bear upon the number of Fund Shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee comprised of employees of the Adviser to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the net asset value per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE.

[1]

The NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including OTC options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers or other third-party sources, (ii) valuations provided by a third-party pricing agent, (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund Shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s Shares may change on days when an investor is not able to purchase or sell Shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. If you elect to reinvest distributions, your distributions will be reinvested in additional Shares of the same share class of the Fund at the NAV calculated as of the payment date. The Fund will pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV of the Fund will be reduced by the amount of the payment.

This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”). You should consult your tax adviser for information concerning the possible application of federal, state, local or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund has elected and intends to qualify each year to be treated as a regulated investment company (a “RIC”) under Subchapter M of Chapter 1 of the Code. A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Fund must meet certain income, asset diversification and distribution requirements.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. Failure of the Fund to qualify and be eligible to be treated as a RIC would result in Fund-level taxation and, consequently, a reduced return on your investment. The Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions or disposing of certain assets.

The Fund invests in a wholly-owned Subsidiary that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Subsidiary will take steps to ensure that income recognized by the Fund in respect of the Subsidiary will be qualifying income and the Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Fund’s total assets.

The Fund’s investment in foreign securities may be subject to foreign withholding and other taxes, which may decrease the Fund’s yield on those securities. The Fund may be able to pass through to you a deduction or credit for such foreign taxes, as further described in the Statement of Additional Information.

In addition, the Fund’s investments in foreign securities, foreign currencies and options and other derivatives may increase or accelerate the Fund’s recognition of gain and may affect the timing, amount or character of the Fund’s distributions.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you owned your Shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, includable in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Due to the Fund’s options strategies, a substantial portion of the Fund’s income potentially will consist of short-term capital gains. Distributions of the Fund’s short-term capital gains are taxable to shareholders as ordinary income, will not constitute qualified dividend income and will not qualify for the dividends-received deduction. In addition, shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize in respect of their other investments.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any, will be taxed in the hands of individuals at the rates applicable to long-term capital gains; provided, that certain holding period and other requirements are met at both the shareholder and Fund level.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. “Net investment income” generally includes dividends, interest and net gains from the disposition of investment property (including the Fund’s ordinary income dividends, Capital Gain Dividends and capital gains recognized on the sale, repurchase or exchange of Fund Shares). Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in Fund Shares.

A dividend will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Early in each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment (and thus were included in the price you paid for your Shares). For example, if you purchase Shares on or just before the record date of a Fund distribution, you will pay full price for the Shares and could receive a portion of your investment back as a taxable distribution. In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional Shares or in cash.

Any gain or loss resulting from the sale or exchange of your Shares generally will be treated as a capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

Shareholders who tender all of the Shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their Shares and generally will recognize a capital gain or loss. If a shareholder tenders fewer than all of its Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not tender any of their Shares for repurchase will be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if the Fund so elects, for certain interest-related dividends and short-term capital gain dividends paid to foreign shareholders.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to that shareholder and, on or after January 1, 2019, 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends). Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Special tax rules, including certain minimum distribution requirements, apply to investments through defined contribution plans and other tax-qualified plans. The Fund’s structure as an interval fund, pursuant to which the Fund conducts quarterly repurchase offers which may be oversubscribed, could cause a shareholder to be unable to tender its Shares when or in the amount that it desires, which inability may make it difficult for a shareholder that is a tax-qualified plan to meet minimum distribution requirements. Shareholders should consult their tax advisers to determine the suitability of Shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible foreign, federal, state or local tax consequences, or about any other tax questions you may have.

DIVIDEND REINVESTMENT PLAN

Dividends and capital gains distributions are automatically reinvested, unless otherwise noted. You may notify the Transfer Agent in writing to:

•	Choose to receive dividends or distributions (or both) in cash; or

•	Change the way you currently receive distributions.

Shares may be distributed in lieu of cash. The number of Shares that will be distributed in lieu of cash is determined by dividing the dollar amount of the distribution to be reinvested by the NAV as of the close of business on the day of the distribution.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609-3680.

By notifying the Transfer Agent or your financial intermediary, as appropriate, you may terminate your participation in the dividend reinvestment plan. After terminating, as long as you hold Fund Shares, you may re-enroll in the dividend reinvestment plan by notifying the Transfer Agent or your financial intermediary.

DESCRIPTION OF THE FUND

The Fund is an investment portfolio of Stone Ridge Trust III (the “Trust”), a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated December 17, 2014. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of common Shares of beneficial interest, par value, unless the Trustees shall otherwise determine, $0.001 per share. All Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares are, when issued, fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights or rights to cumulative voting.

Shareholders are entitled to share equally in dividends declared by the Board payable to holders of Shares and in the net assets of the Fund available for distribution to holders of Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares.

The Board may classify or reclassify any issued or unissued Shares of the Fund into shares of any class by redesignating such Shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of repurchase of such Shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

As of January 31, 2018, the following number of Shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount of Outstanding Exclusive of Amount Shown Under (3)
Common Shares of Beneficial Interest	325,000,000	0	151,938,345

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of Shares of the Trust that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset or liquidation. Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

REPORTS TO SHAREHOLDERS

The Fund sends to common shareholders unaudited semi-annual and audited annual reports, including a consolidated list of investments held.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Commission. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (855) 609-3680.

Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE’S PRIVACY NOTICE1

Stone Ridge’s Commitment to Its Customers2

Stone Ridge recognizes and respects the privacy expectation of each of its customers. Stone Ridge believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities. This means, most importantly, that Stone Ridge does not sell customers’ non-public personal information to any third parties. Stone Ridge uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Stone Ridge affiliated company.

Information Stone Ridge Collects About Its Customers

Stone Ridge collects non-public personal information about its customers from the following sources:

•	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income and accounts at other institutions;

•	Account History, which may include information about the transactions and balances in accounts with Stone Ridge; and

•	Correspondence, which may include written, telephonic or electronic communications.

How Stone Ridge Handles Its Customers’ Personal Information

As emphasized above, Stone Ridge does not sell non-public personal information about current or former customers to third parties. Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

•

In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals or groups that are not affiliated with Stone Ridge. For example, if a customer asks Stone Ridge to transfer assets from another financial institution, Stone Ridge will need to provide certain non-public personal information about that customer to the company to complete the transaction.

•

In order to alert a customer to other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about that customer with a Stone Ridge affiliated company.

•

In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about its customers to these third parties. In all such cases, Stone Ridge will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, Stone Ridge requires these third parties to treat Stone Ridge customers’ non-public information with the same high degree of confidentiality that Stone Ridge does.

•	Finally, Stone Ridge will release non-public information about customers if directed by that customer to do so or if Stone Ridge is authorized by law to do so.

[1]	Provided by Stone Ridge, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V.
[2]

For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with a Stone Ridge-affiliated company and individuals who have provided non-public personal information to a Stone Ridge affiliated company, but did not invest with a Stone Ridge affiliated company.

How Stone Ridge Safeguards Its Customers’ Personal Information

Stone Ridge restricts access to information about customers to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic and procedural safeguards reasonably designed to protect the confidentiality of its customers’ non-public personal information.

Keeping Its Customers Informed

As required by federal law, Stone Ridge will notify customers of Stone Ridge’s Privacy Policy annually. Stone Ridge reserves the right to modify this policy at any time, but in the event that there is a change, Stone Ridge will promptly inform its customers of that change.

Stone Ridge All Asset Variance Risk Premium Fund

For More Information

To obtain other information and for shareholder inquiries:

By telephone:	(855) 609-3680

By mail:	Stone Ridge All Asset Variance Risk Premium Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

On the Internet:	SEC EDGAR database — www.sec.gov

The Fund’s investment company registration number is 811-23018.

STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE TRUST III

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

March 1, 2018

510 Madison Avenue, 21st Floor

New York, NY 10022

(855) 609-3680

This Statement of Additional Information (“SAI”) describes Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”). This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated March 1, 2018, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund at the address, or by calling the toll-free telephone number, listed above.

STONE RIDGE TRUST III

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION, RISKS AND RESTRICTIONS

Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”) is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is structured as an “interval fund.” The Fund is an investment portfolio of Stone Ridge Trust III (the “Trust”), a Delaware statutory trust organized on December 17, 2014. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

The Prospectus discusses the investment objective of the Fund, as well as the principal investment strategies it employs to achieve its objective and the principal investment risks associated with those strategies. Additional information about the strategies and other investment practices the Fund may employ and certain related risks of the Fund are described below.

Additional Investment Information and Risks

Additional Information Regarding Derivatives. The Fund may enter into derivatives contracts with respect to any asset or reference in which it is permitted to invest or with respect to any related asset or reference (“Underlying Reference”). The Fund may enter into a variety of derivative contracts, including put options (“puts”) and call options (“calls”), futures contracts, forward contracts, options on futures contracts, swaps and other derivatives. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time. The Fund may enter into derivatives contracts with standardized terms and no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, such as caps, floors, knock-outs, look-backs or other “exotic” elements, singly or in combination, which are generally traded over the counter. Over-the-counter (“OTC”) derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

The derivatives contracts the Fund may enter into involve substantial risk. Derivatives typically allow the Fund to seek to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions.

The use of derivatives can lead to losses because of adverse movements in the price or value of the Underlying Reference, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the Underlying Reference and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the failure of the Fund’s investment adviser, Stone Ridge Asset Management LLC (the “Adviser”) to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the Underlying Reference.

Set forth below are examples of types of derivatives in which the Fund may invest:

Options Generally. The Fund intends to write (sell) call options and put options on Underlying References, including, but not limited to, single equity securities, American Depositary Receipts (“ADRs”), exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), indices, currencies, commodities, swaps and other securities. A call option typically gives the option buyer the right (but not the obligation) to buy, and requires the option seller to sell, an Underlying Reference at an agreed-upon price; a put option gives the option buyer the right (but not the obligation) to sell, and requires the option seller to purchase, an Underlying Reference at an agreed-upon price. Generally, the Fund intends to sell call and put options that are at-the-money or out-of-the-money (meaning that the exercise price generally will be at or above (in the case of a call option) or at or below (in the case of a put option) the current price of the Underlying

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Reference). Options that are more substantially out-of-the-money generally would pay lower premiums than options that are at or slightly out-of-the-money. By selling call options, the Fund will sell the opportunity for appreciation above the option exercise price to the option purchaser in exchange for the option premium. By selling put options, the Fund will sell protection against depreciation below the option exercise price to the option purchaser in exchange for an option premium. If an option the Fund sells is exercised, the Fund will either purchase or sell the Underlying Reference at the strike price or pay to the option holder the difference between the strike price and the current price level of the Underlying Reference, depending on the terms of the option. The premium, the exercise price and the market value of the applicable Underlying Reference together will determine the gain or loss realized by the Fund as the seller of the option.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund’s ability to close out its position as a seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. An exchange-traded option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the option.

Special risks are presented by internationally traded options. Such transactions may not be regulated as effectively as similar transactions in the U.S. and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. Because of the differences in trading hours between the U.S. and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed.

The hours of trading for options may not conform to the hours during which the Underlying References are traded. To the extent that the options markets close before the markets for the Underlying References, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the Underlying References, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the Underlying References and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the Underlying Reference, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an Underlying Reference.

The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of call options written by the Fund might cause the Fund to sell related portfolio assets, thus increasing its turnover rate. The exercise by the Fund of put options on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put or buys or sells an Underlying Reference in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the Underlying References. Premiums paid for options are small in relation to the market value of the Underlying References. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the Underlying Reference.

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As a result of the Fund’s option strategy and the possibility of leverage arising from the Fund’s use of certain types of derivatives, the derivatives risk (described further above) will be significant in the Fund.

Put and Call Options. The Fund can buy and sell exchange-traded and OTC puts and calls, including, but not limited to, index options, interest rate options, securities options, currency options, commodities options and options on futures and swaps. The Fund’s options transactions potentially will result in a substantial portion of the Fund’s income consisting of short-term capital gains, which are taxable to shareholders as ordinary income when distributed to them.

•

Writing Call Options. The Fund may write (that is, sell) calls. When the Fund writes a call on a security or other Underlying Reference, it receives cash (a premium). The Fund agrees to sell the Underlying Reference to the purchaser of the call on that Underlying Reference during the call period at a fixed exercise price, regardless of market price changes during the call period. The call period is usually not more than nine months.

The exercise price may differ from the market price of the Underlying Reference. When the Fund writes covered call options (meaning the Fund owns or has the right to acquire the underlying security at all times during the option period), the Fund has the risk of loss that the price of the Underlying Reference may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference. If the value of the Underlying Reference does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. Once the Fund receives an exercise notice for its option, however, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the Underlying Reference at the exercise price. Thus, the use of covered call options may require the Fund to sell portfolio assets at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option or may cause the Fund to hold an asset that it might otherwise sell. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the Underlying Reference and the premium it received when it wrote the call. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

If a covered call written by the Fund is exercised on an Underlying Reference that has increased in value, the Fund will be required to sell the asset at the call price. It will not be able to realize any profit if the asset has increased in value above the call price.

The Fund may also write calls without owning the Underlying References deliverable under the contract.

•

Writing Put Options. The Fund may write (that is, sell) put options. A put option on an Underlying Reference gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

The premium the Fund receives from writing a put represents a profit, as long as the price of the Underlying Reference remains equal to or above the exercise price. However, the Fund also assumes the obligation during the option period to buy the Underlying Reference from the buyer of the put at the exercise price if the value of the investment falls below the exercise price.

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If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium, less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the Underlying Reference from the put option buyer at the exercise price. That price will usually exceed the market value of the Underlying Reference at that time. The Fund will incur a loss upon the exercise of the put option to the extent that the premium received (less the Fund’s transaction costs) does not outweigh the exercise price.

As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the Underlying Reference and pay the exercise price. The Fund has no control over when it may be required to purchase the Underlying Reference, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the Underlying Reference from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the Underlying Reference, or to sell the asset and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.

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Purchasing Puts and Calls. The Fund may purchase call options. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the Underlying Reference from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the Underlying Reference is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the Underlying Reference.

The Fund can buy puts whether or not it owns the Underlying Reference. When the Fund purchases a put, it pays a premium and, except as to puts on Underlying References in which the Fund cannot trade directly (such as, for example, indices), has the right to sell the Underlying Reference to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on an investment the Fund does not own (such as an index or a future) permits the Fund either to resell the put or to buy the Underlying Reference and sell it at the exercise price. The resale price will vary inversely to the price of the Underlying Reference. If the market price of the Underlying Reference is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the Underlying Reference below the exercise price by selling the Underlying Reference at the exercise price to a seller of a corresponding put. If the market price of the Underlying Reference is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the Underlying Reference. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an Underlying Reference in which it cannot invest directly (such as an index), it pays a premium, but settlement is in cash rather than by delivery of the Underlying Reference to the Fund. Gain or loss depends on changes in the index or other Underlying Reference in

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question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

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Buying and Selling Options on Foreign Currencies. The Fund can buy and sell exchange-traded and OTC put options and call options on foreign currencies. The Fund could use these calls and puts to generate income from premiums or to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

If the Adviser anticipates a rise in the dollar value of a foreign currency in which assets to be acquired are denominated, the increased cost of those assets may be partially offset by purchasing calls or writing puts on that foreign currency. If the Adviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio assets denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund’s position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of an asset that the Fund owns or has the right to acquire and that is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a “cross-hedging” strategy.

Futures. The Fund may buy and sell a variety of futures contracts that relate to, among other things, debt securities (these are referred to as “interest rate futures”), broadly-based securities indices (“stock index futures” and “bond index futures”), foreign currencies, commodities and individual equity securities (“single stock futures”). The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on equity securities of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “FCM”). Initial margin payments will generally be deposited directly with the FCM. As the future is marked to market (that is, its value on the Fund’s books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or by the FCM daily.

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At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

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Commodity Futures Contracts. The Fund may invest in futures contracts on various commodities and options on commodity futures. Compared to investing in futures contracts generally, commodity futures contracts are associated with additional risks including, but not limited to, the following:

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Storage. In commodity futures markets there are physical storage costs associated with purchasing the underlying commodity. The price of a commodity futures contract reflects the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. The value of a commodity futures contract may also change to the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity.

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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts to lock in the price of the commodity at delivery. In order to induce speculators to purchase the other side (the long side) of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price (which may be referred to as “backwardation”). Conversely, if most hedgers in the futures market are end-users of the underlying product and are, therefore, purchasing futures contracts to hedge against a rise in commodity prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity (which may be referred to as “contango”). The changing nature of the participants in the commodity markets will influence whether futures prices are above or below the future spot price, which can have significant implications for the Fund. As a result, when the Adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot price of the maturing contract or choose to pursue other investments.

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Speculative Position Limits. The Commodity Futures Trading Commission (the “CFTC”) and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts and certain related swaps. Under current regulations, other accounts managed by the Adviser are combined with the positions held by the Fund under the Adviser’s management for position limit purposes. This trading could prelude additional trading in such contracts by the Adviser for the account of the Fund.

Swaps. The Fund may enter into swap agreements, including interest rate, total return, credit default and volatility or variance swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency or non-asset reference, such as an interest rate or index. The Fund may enter into swap agreements to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, reduce risk arising from a particular portfolio position or generate revenue.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any

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swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Swap agreements may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the notional amount of the swap. Swap agreements also involve liquidity risk.

The Fund may enter into swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured security. Unfunded and funded credit default swaps may refer to a single security or a basket of securities.

The following are examples of types of swap transactions in which the Fund may engage:

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Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives.

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Total Return Swaps. In a total return swap, one party agrees to pay the other the total return of a defined Underlying Reference, such as a security or basket of securities, or non-asset reference, such as an index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different Underlying References. Total return swaps could result in losses if the Underlying Reference does not perform as anticipated by the Adviser.

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Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer.

If the Fund buys credit protection using a credit default swap and a credit event occurs, the Fund will deliver the defaulted bond underlying the swap and the swap counterparty will pay the par amount of the bond. If the Fund sells credit protection using a credit default swap and a credit event occurs, the Fund will pay the par amount of the defaulted bond underlying the swap and the swap counterparty will deliver the bond. If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include all the risks of OTC derivatives generally, including counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. In addition, if the Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying asset, that the Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.

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Volatility and Variance Swap Contracts. Volatility swaps and variance swaps are transactions in which counterparties agree to buy or sell the future realized volatility or variance (which equals volatility squared), as the case may be, of the Underlying Reference at a specific level over a fixed period. Volatility and variance swaps are subject to all the risks of OTC derivatives generally, including counterparty credit risks (if the counterparty fails to meet its obligations), and the risk that the Adviser is incorrect in forecasts of volatility and/or variance of the Underlying Reference.

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Swaptions and Swap Forwards. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement on pre-designated terms. The Fund may write (sell) and purchase put and call swaptions. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap. The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund purchases a swaption it risks losing only the amount of the premium it has paid if the Fund lets the option expire unexercised. When the Fund writes a swaption it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

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Correlation Swaps. Correlation swaps are transactions in which counterparties agree to buy or sell the future realized correlation on an underlying reference basket of securities or instruments at a specific level over a fixed period. Correlation swaps are subject to all the risks of OTC derivatives generally, including counterparty credit risks (if the counterparty fails to meet its obligations) and the risk that the Adviser is incorrect in forecasts of correlation on the Underlying Reference basket.

Foreign Currency Transactions. The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options, and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non-deliverable forward foreign currency exchange contracts (“currency forward contracts”). The Fund intends to engage in these transactions to generate income from premiums and may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of assets. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Adviser may decide not to use hedging transactions that are available.

Under a currency forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use currency forward contracts to protect against uncertainty in the level of future exchange rates. The use of currency forward contracts does not eliminate the risk of fluctuations in the prices of the Underlying References the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although currency forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a currency forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the asset is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use currency forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a currency forward contract to sell an amount of that

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foreign currency approximating the value of some or all of the Fund’s portfolio assets denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a currency forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a currency forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its currency forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio assets of the Fund are denominated. That is referred to as a “cross hedge.”

To avoid excess transactions and transaction costs, the Fund may maintain a net exposure to currency forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies, subject to appropriate cover or asset segregation.

The precise matching of the amounts under currency forward contracts and the value of the assets involved generally will not be possible because the future value of assets denominated in foreign currencies will change as a consequence of market movements between the date the currency forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the asset and deliver foreign currency to settle the original purchase obligation. If the market value of the asset is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the trade. If the market value of the asset instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the asset. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Currency forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transaction costs. The use of currency forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a currency forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio asset and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the asset and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a currency forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting currency forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in currency forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because currency forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each currency forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to one Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Hedging with Derivatives – Risks. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the

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Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

There is a risk in using short hedging by selling futures, entering into swaps or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio assets. The risk is that the prices of the futures or the value of the swap or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s assets. For example, it is possible that while the Fund has used derivative instruments in a short hedge, the market may advance and the value of the assets held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio assets. If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities or other assets. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the assets purchased.

Additional Information Regarding Derivatives Counterparty Risk. The Fund is exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals in derivatives, whether it engages in exchange-traded or off-exchange transactions. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to cleared derivatives transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM.

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Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, an FCM will generally provide the clearinghouse the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is, therefore, subject to the risk that a clearinghouse will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. The Fund may also be subject to the risk that it will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. Furthermore, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Because bilateral derivative transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

In the case of cleared swaps, the FCM is required to notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. However, if the FCM does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearinghouse will use the Fund’s assets held in an omnibus account at the clearinghouse to satisfy payment obligations of a defaulting customer of the clearing member to the clearinghouse.

The Fund is subject to the risk that issuers of the Fund’s portfolio instruments may default on their obligations under those instruments and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Margin. The Fund may post cash, securities or other assets as margin or collateral and these instruments may not be denominated in the same currency as the contract they secure or the underlying instrument of the contract. This may give rise to a form of currency exposure, where changes in the value of foreign currencies can impact the value of the margin on deposit. The Fund may at times have significant margin obligations to broker-dealers or other entities as a result of listed or OTC derivatives positions. The Fund may use a tri-party collateral protection mechanism; tri-party arrangements may result in higher costs than if the Fund had posted margin directly. The Fund may also establish alternative collateral mechanisms in order to achieve a balance between cost and counterparty credit risk to the Fund, including posting collateral directly with a futures commission merchant, broker or the option clearinghouse.

Asset Segregation/Cover. To the extent obligations created by the Fund may be deemed to create “senior securities” (as defined in the 1940 Act), the Fund may be required to segregate or earmark liquid assets or treat the obligations as leverage under the 1940 Act. The Fund segregates with its custodian or otherwise

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designates on its records (“earmarks”) cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions in accordance with applicable requirements under the 1940 Act and related guidance of the Securities and Exchange Commission (the “Commission”) and its Staff. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it will typically segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the Underlying Reference directly; if the Fund writes a cash settled put option, it will typically segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the Underlying Reference, when the exercise price of the option is higher than the market price of the Underlying Reference), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price). Although the Adviser attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions.

The Fund may be unable to use such segregated or earmarked assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. The Fund may modify its asset segregation policies from time to time.

Hedging. Although it is not obligated to do so, the Fund can use derivatives to hedge. The Fund can use hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio assets that have appreciated or to facilitate selling assets for investment reasons. The Fund can use hedging to establish a portfolio position as a temporary substitute for purchasing particular assets. In that case, the Fund would normally seek to purchase the assets and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio assets would not be fully included in a rise in value of the market.

The Fund can use derivatives to hedge by taking long or short positions in the underlying assets, related assets or other derivatives positions. To gain long investment exposure, the Fund may invest in assets directly. To gain short investment exposure, the Fund may use derivatives (including futures) and make short sales, including short sales of assets the Fund does not own. Some of the hedging strategies the Fund can use are described below. The Fund may use additional hedging strategies as discussed elsewhere in this SAI, and it may employ new hedging strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

“Structured” Notes. In addition to the types of derivatives described above, the Fund may invest in other types of derivatives, including, without limitation, “structured” notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency or commodity or non-asset reference, such as an interest rate or index. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note.

The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference and the Fund might receive less principal or interest if the underlying asset or reference does not perform as anticipated. In some cases, these notes may pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note offers the potential for increased income or principal payments, but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

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Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

The values of these notes are also subject to both credit risk (if the counterparty fails to meet its obligations) and interest rate risk and, therefore, the Fund could receive more or less than it originally invested when a note matures. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

Regulatory Issues. The Fund and Stone Ridge All Asset Variance Risk Sub Fund Ltd, its current Subsidiary, are commodity pools under the CEA, and the Adviser is registered as a commodity pool operator (“CPO”) under the CEA with respect to the Fund and the Subsidiary. The Adviser and the Fund are subject to dual regulation by the Commission and CFTC.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the Fund.

Tax Issues. The Fund’s investments in options and other derivative instruments could affect the amount, timing and character of the Fund’s distributions; in some cases, the tax treatment of such investments may not be certain. The tax issues relating to these and other types of investments and transactions are described more fully under “Tax Status” below.

Additional Information Regarding Leverage. The Fund may use leverage. Although the use of leverage may create an opportunity for increased returns of the Fund, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact the Fund’s business and results of operation and have important adverse consequences to the Fund’s investments. The loss on leverage transactions may substantially exceed the initial investment.

The terms of financing arrangements entered into by the Fund or the Subsidiary may restrict the Fund’s or the Subsidiary’s operating flexibility, including covenants that, among others, may limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) engage in certain transactions. If the Fund or the Subsidiary secures its leverage through the pledging of collateral, the Fund or the Subsidiary may, if the Fund or the Subsidiary is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, be subject to risk that it is required to surrender its collateral and that such collateral may be liquidated at inopportune times or at prices that are not favorable to the Fund and cause significant losses. If a lender seizes and liquidates pledged collateral, such collateral may be sold at distressed price levels. The Fund will fail to realize the full value of such asset in a distressed sale.

The Fund or the Subsidiary may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund or the Subsidiary on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund.

If the Fund or the Subsidiary cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. During the economic downturn that began in 2008, the U.S. capital markets experienced historic dislocations and liquidity disruptions, which caused financing to be unavailable in many cases and, even if available, caused the cost of prospective financings to increase. These circumstances materially impacted liquidity in the debt markets, making financing terms for borrowers able to find financing less attractive, and in many cases have resulted in the unavailability of certain types of debt financing. Uncertainty in the debt and equity markets may negatively impact the Fund’s or the Subsidiary’s

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ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.

Additional Information Regarding Operational Risk. The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber attack”), whether systems of the Fund, the Fund’s service providers, counterparties or other market participants. Power or communications outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, the Fund’s service providers or other market participants, impacting the ability to conduct the Fund’s operations.

Cyber attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. In addition, cyber attacks, disruptions or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its service providers may also incur substantial costs for cyber-security risk management in order to prevent or mitigate cyber-security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational (both human and systematic) and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value. In addition, cyber attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in, among other things, the Fund’s inability to buy or sell certain securities or financial instruments or to accurately price its investments. The Fund cannot directly control any cyber-security plans or systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Additional Information Regarding Equity Securities. The Fund may invest directly or indirectly in public or private equity securities, including common stock, preferred stock, convertible stock and/or warrants. Equity investments may afford the Fund voting rights as well as the opportunity to receive dividends and/or capital appreciation. The Fund may also invest directly or indirectly in equity securities of both foreign and U.S. companies. Certain equity securities may be purchased because they may provide dividend income. The Fund’s equity investments may take any of the following forms:

Common Stock. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure.

Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline. Preferred stock may pay fixed or adjustable rates of return. Preferred stock generally pays a dividend and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

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Rights and Warrants. Warrants are securities permitting the holder to purchase equity securities at specific prices valid for a specific period of time. Their values do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and certain other distinguishing features. Rights and warrants are typically distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer unless and until they are exercised for the underlying equity securities.

Convertible Securities. Convertible securities are debt securities or preferred stock that may be converted in whole or in part into common stock or other equity securities. Their prices do not necessarily move parallel to the prices of the underlying securities. Convertible securities generally have no voting rights. The value of a convertible security is a function of its “bond value,” which is the value of the debt or preferred stock component of the security, and its “conversion value,” which is the value of the right to convert the securities into common stock or other equity securities. The bond value will likely increase when interest rates fall and decrease when interest rates rise, and the conversion value will likely increase when the value of the underlying equity security increases and decrease when the value of the underlying equity security decreases. If the bond value is relatively high compared to the conversion value, the security will behave more like a debt security, and if the conversion value is relatively high compared to the bond value, the security will behave more like an equity security.

Additional Information Regarding Risks of Investing in Equities. Equities fluctuate in price, and their short-term volatility at times may be great. Many factors can affect a particular equity security’s price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or its industry. To the extent that the Fund obtains exposure to equity securities, the value of the Fund’s portfolio will be affected by changes in the stock markets. Market risk can affect the Fund’s net asset value per share, which will fluctuate as the values of the Fund’s portfolio securities change. The prices of individual equity securities do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from one another. The value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Additional Information Regarding Small and Mid-Capitalization Investing. The Fund may gain exposure to the securities of small capitalization companies, ETFs whose portfolios consist primarily of common stocks of small-capitalization companies, mid-capitalization companies, recently organized companies and derivative instruments related to those securities. Historically, such securities, and particularly securities of smaller capitalization companies, have been more volatile in price than those of larger capitalization, more established companies. Many of the risks that apply to small capitalization companies also apply to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel. The equity securities of small capitalization companies are often traded over the counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Fund or entities in which the Fund obtains exposure may be required to dispose of such securities or remain in a short position over a longer (and potentially less favorable) period of time than is required to dispose of or close out of a short position with respect to the securities of larger, more established companies. Investments in equity or debt instruments issued by small

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capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as, if applicable, lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

Investment in Other Investment Companies. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The Fund may invest, for example, in ETFs, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity, fixed-income or other markets represented by the ETFs’ portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

The shares of other investment companies may fluctuate in price and may be worth more or less when the Fund sells them. Investing in another investment company through the secondary market may involve the payment of substantial premiums above the value of such investment company’s portfolio securities. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Exchange-Traded Funds. The Fund may invest directly or indirectly in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. The Fund may purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Investments in ETFs are subject to the same risks as investments in other investment companies, as described above. Certain risks of investing in an index-based ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index); and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAVs and the risk that the ETFs may not be liquid. Furthermore, there may be times when the exchange halts trading, in which case the investors owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Debt Investments. The Fund can invest directly or indirectly in debt securities. The Fund may have exposure to the debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade. The Fund has no limits as to the maturity of debt securities in which it invests directly or indirectly or as to the market capitalization range of the issuers. The Fund does not have investment policies establishing specific maturity ranges for its investments, and they may be within any maturity range (short, medium or long) depending on the Adviser’s evaluation of investment opportunities available within the debt securities markets.

Corporate Debt Securities. The Fund can purchase or gain exposure to a variety of debt securities of varying maturities issued by U.S. and foreign corporations, partnerships or other business entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The debt securities in which the Fund is directly or indirectly invested may be subordinate to

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other liabilities of the issuer. If a borrower becomes insolvent, the borrower’s assets may be insufficient to meet its obligations to the holders of its subordinated debt. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Below Investment Grade Securities. The Fund can invest directly or indirectly in below-investment-grade fixed income securities. Below investment grade debt securities, which are commonly called “junk bonds,” are bonds rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or that have comparable ratings by another rating organization. The Fund may also have exposure without limit to investments that are unrated and judged by the Adviser to be of below investment grade quality. Securities held directly or indirectly by the Fund may be downgraded to below investment grade status after the Fund purchases them. Issuers of high yield debt are in many cases highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. Issuers of high yield debt may also be in poor financial condition, face special competitive or product obsolescence problems or be in bankruptcy or other reorganizations or corporate liquidations.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the United States, such as Government National Mortgage Association pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association (“Fannie Mae”) bonds and Federal Home Loan Mortgage Corporation (“Freddie Mac”) obligations. Others are supported only by the credit of the entity that issued them. Securities issued by Fannie Mae and Freddie Mac are also supported by commitments from the U.S. Treasury to purchase certain of those agencies’ securities during market conditions in which the U.S. Treasury deems it necessary for the promotion of market stability. In September 2008, the Federal Housing Finance Agency, an independent regulatory agency, placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Department of Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. The preferred stock purchase agreement was designed to ensure that each company maintain a positive net worth, be able to meet its outstanding obligations and continue providing liquidity to the mortgage market.

Zero-Coupon Securities. The Fund can invest directly or indirectly in zero-coupon securities. Zero-coupon U.S. government securities will typically be U.S. Treasury notes and U.S. Treasury bonds that have been stripped of their interest coupons or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s exposure to zero-coupon securities may cause the Fund to recognize income for federal income tax purposes without a corresponding receipt of cash; this can require the Fund to dispose of investments, including when not otherwise advantageous to do so, to meet distribution requirements.

The Fund may also obtain exposure to zero-coupon and delayed interest securities, and “stripped” securities of U.S. and foreign corporations and of foreign government issuers. These are similar in structure to zero-coupon and “stripped” U.S. government securities, but in the case of foreign government securities may or may not be

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backed by the “full faith and credit” of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

“Stripped” Securities. In addition to buying stripped Treasury securities (as described herein), the Fund can invest directly or indirectly in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security’s principal or interest payments. These are a form of derivative investment.

Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” Strips can be created for pass-through certificates or collateralized mortgage obligations (CMOs).

The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Floating Rate and Variable Rate Obligations. The Fund can invest directly or indirectly in debt securities that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund’s net asset value during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. The Fund can also invest directly or indirectly in step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

Exchange-Traded Notes (“ETNs”). An investment in an ETN involves risks, including possible loss of principal. ETNs are a type of structured note, and are unsecured debt securities that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at

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redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased.

Commodities Investments. The Fund expects to gain exposure to the commodities market by investing in the Subsidiary. Commodities are assets with tangible properties, such as oil, metals, livestock or agricultural products. Commodity investments historically have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities and other instruments provide exposure to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. The Fund may invest in commodity-related securities and other instruments, such as structured notes, swap agreements, options, futures and options on futures that derive value from the price movement of commodities or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, investments in commodity-linked instruments do not generally provide a claim on the underlying commodity. In addition, the ability of the Fund to invest directly in commodities and in certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company (“RIC”) under Subchapter M of Chapter of the Internal Revenue Code of 1986 (the “Code”). See “Tax Status” below for more information.

Actions of government actors and changes in governments, and political, economic and social instability, in commodity-producing and exporting countries may affect the production, marketing and sale of commodities. In addition, commodity-related industries in many countries are subject to greater political, environmental and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. Additionally, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries is uncertain.

Real Estate Investments. The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs and common, preferred and convertible securities of issuers in real estate-related industries. REITs are pooled investment vehicles that invest in real estate or real estate-related companies. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders.

The Fund may invest in different types of REITs, including equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

REITs are subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market prices of their securities.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. An exchange-traded REIT is generally more liquid than a REIT that is not traded on a securities exchange. The Fund may invest in both exchange-traded and privately-traded REITs. By investing in REITs indirectly through the Fund, investors will bear not only their proportionate share of the expenses of the Fund,

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but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors.

In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. In addition, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws and, with regard to certain REITs, the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. If a REIT were not to be eligible for the favorable tax treatment afforded to REITs under the Code, it would be subject to federal income tax, thus reducing its value.

Additional Information Regarding Foreign Securities. The Fund invests or has exposure to investments in foreign (non-U.S.) securities. “Foreign securities” include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or issued by foreign supra-national entities.

Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

○	transaction charges for currency exchange;

○	greater difficulties in commencing lawsuits;

○	higher brokerage commission rates than in the United States;

○	increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

○	unfavorable differences between the U.S. economy and foreign economies.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes efforts to stay informed of foreign reporting requirements relating to the Fund’s foreign portfolio securities (e.g., through Fund’s brokerage contacts and the Fund’s custodial network), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Additional Information Regarding Emerging Market Securities. The Fund may invest directly or indirectly in the securities of issuers economically tied to emerging market or frontier market countries. Emerging markets and frontier markets are collectively referred to as “emerging markets” for purposes of this risk factor.

General Emerging Market Risks. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country, and may be more likely in emerging markets than in developed markets. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. In addition, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to the Fund’s investment in the securities markets of a

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particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Fund may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Fund, the Fund’s returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, when possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in emerging markets frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Counterparty and Third Party Risk. Trading in the securities of emerging markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties. The Fund seeks, when possible, to use counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation or creation of government monopolies, to the possible detriment of the Fund’s investments in that country.

Litigation. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging markets. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in emerging markets, that purported securities in which the Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Local Taxation. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Fund seeks to reduce these risks by careful management of assets. However, there can be no assurance that these efforts will be successful.

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Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars have had an adverse impact on the securities markets of the countries concerned. These concerns may be greater in emerging markets than in developed markets. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Fund’s investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation indexed instruments, may depend upon measures compiled by governments (or entities under their influence), which are also the obligors.

Reinsurance-Related Securities. The Fund may invest in reinsurance-related securities, including but not limited to event-linked bonds, event-linked swaps, equity securities and derivatives of equity securities of companies in the reinsurance industry. Reinsurance-related securities typically are “high-yield” or below-investment-grade in quality or are unrated. The returns on reinsurance-related securities are generally contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a plane crash causing a pre-determined amount of loss. The Fund may also invest indirectly in reinsurance contracts by investing in other investment companies that have exposure to reinsurance contracts or reinsurance transactions or holding notes or preferred shares issued by a special purpose vehicle whose performance is tied to an underlying reinsurance transaction.

The principal risk of an investment in a reinsurance-related security is that a triggering event(s) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. Reinsurance-related securities may be difficult to value and may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance-related securities, even for those securities deemed to be liquid.

Illiquid Securities. The Fund may hold illiquid securities, including, among other instruments, securities of some private issuers, securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price or time. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Certain of the securities in which the Fund obtains exposure may be Rule 144A securities, which are securities that generally can be purchased and sold only by certain sophisticated investors (called “qualified institutional buyers” or “QIBs”). Rule 144A securities are considered “restricted” securities. While certain restricted securities may, notwithstanding limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Illiquid securities may be difficult to value, the Fund may be required to hold illiquid securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities. This may result in losses to the Fund and investors.

Additional Information Regarding Borrowing Risk. The Fund may borrow to meet redemption requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s investment portfolio may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, result in higher borrowing costs to the Fund, or less favorable terms under the arrangement because such securities are higher risk instruments. As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement. If so, the Fund may not meet its investment objectives.

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Repurchase Agreements. The Fund may enter into repurchase agreements with banks and broker-dealers, with the Fund as the initial purchaser of securities held by the banks or broker-dealers. It might do so with temporarily available cash (e.g., pending the investment of the proceeds from sales of Fund shares or pending the settlement of portfolio securities transactions) or for temporary defensive purposes. In this case, a repurchase agreement is a contract under which the Fund acquires a security, typically for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to any coupon rate on the purchased security. Approved sellers for repurchase agreements on U.S. government securities include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Adviser from time to time. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms or that the instrument may not perform as expected. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements, subject to any limitations on illiquid investments.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and brokers, with the Fund as the initial seller of securities to the banks or brokers. In this case, a reverse repurchase agreement involves a sale by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities.

If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a security with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms or that the instrument may not perform as expected. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings if the Fund covers its obligations under these transactions or maintains liquid assets equal in value to its obligations in respect of these transactions.

“When-Issued” and “Delayed-Delivery” Transactions. The Fund may invest in securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” (or “forward-commitment”) basis. “When-issued” and “delayed-delivery” are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

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The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund’s purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund identifies on its books liquid assets at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Bank Loans. The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund may hold an interest in a loan through another financial institution, and in such cases would be purchasing a “participation” in the loan. The Fund also may purchase loans by assignment from another lender, and in such cases would act as part of a lending syndicate. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, typically including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower as well as the financial institution from which it purchases the participation interest. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions and responsiveness to changes in business conditions and interest rates. The Adviser generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest generally are not rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Adviser’s, and the original lending institution’s credit

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analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates - i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment and the risk of inadequate collateral. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations.

In addition, when holding a loan participation, the Fund is subject to the credit risk of the intermediary financial institution. If the Fund holds its interest in a loan through another financial institution, the Fund likely would not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Fund relies on a financial institution to administer a loan, the Fund is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

Legal and Regulatory Risks. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the Commission, the U.S. Federal Reserve or other banking regulators or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the Commission, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable. Governments or their agencies also may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

The Dodd-Frank Act provides for, among other things, new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. While some of the relevant rules have been finalized and implemented, others are still not in effect, so its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements) and the Fund’s ability to execute certain investment strategies may be adversely affected as a result. It is unclear how the regulatory changes will affect counterparty risk.

If a perception develops that there is or in the future could be renewed regulatory focus on participants who benefit from their participation in any U.S. government-sponsored program, or attempts by legislative and/or regulatory bodies to impose new restrictions and/or taxes and penalties on such participants, possibly even with retroactive effect, then the Fund’s position in such securities may be compromised.

Investment in Relatively New Issuers. The Fund may occasionally gain exposure to the equities of selected new issuers. Direct or indirect investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies also may lack sufficient resources, may be unable to generate internally

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the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Adjustable Rate and Auction Preferred Securities. The Fund may invest in adjustable rate or auction rate preferred securities. Typically, the dividend rate on an adjustable rate preferred security is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the security. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the security. The dividend rate on other preferred securities, commonly known as auction preferred securities, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such securities and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred securities currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred securities generally are adjusted or reset frequently, the market values of these preferred securities still may fluctuate in response to changes in interest rates. Market values of adjustable preferred securities also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular security is approached.

Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. The Fund engages in active and frequent trading to try to achieve its investment objective and expects to typically have a portfolio turnover rate significantly over 100% annually. The change in the portfolio turnover rate for the Fund (33,522% for the fiscal year ended October 2016 compared to 9,837% for the fiscal year ended October 2017) was generally the result of reduced trading activity in long-term securities relative to the average value of such securities held by the Fund over the course of the most recent fiscal year. The Fund’s use of derivatives and similar instruments may tend to result in inflated turnover rates that are not necessarily indicative of correspondingly elevated trading costs.

Investment Restrictions

Fundamental Investment Restrictions of the Fund. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting if the holders of

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more than 50% of the outstanding shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund. Under these restrictions, the Fund:

(1) may issue senior securities to the extent permitted by applicable law;

(2) may borrow money to the extent permitted by applicable law;

(3) may underwrite securities to the extent permitted by applicable law;

(4) may purchase, sell or hold real estate to the extent permitted by applicable law;

(5) may make loans to the extent permitted by applicable law;

(6) may purchase and sell commodities to the extent permitted by applicable law; and

(7) may not invest 25% or more of its total assets in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Where applicable, the foregoing investment restrictions shall be interpreted based on the applicable rules, regulations and pronouncements of the Commission and its staff.

For purposes of construing restriction (7), a large economic or market sector shall not be construed as a single industry or group of industries.

The Fund has also adopted the following fundamental policies in order to repurchase its shares:

On a quarterly basis, in the months of March, June, September and December, the Fund will make an offer to repurchase a designated percentage of the outstanding shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Fund’s Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) will establish the Repurchase Request Deadline for each Repurchase Offer. The Repurchase Request Deadline will ordinarily be on a date approximately seven days before the date on which the Fund’s net asset value applicable to the Repurchase Offer is determined (the “Repurchase Pricing Date”) but may be revised by the Adviser, in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations; provided, that the Board is notified of this change and the reasons for it.

There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Repurchase Pricing Date.

TRUSTEES AND OFFICERS

Board of Trustees

The business and affairs of the Fund are managed under the oversight of the Board subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). The Trustees are responsible for oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors those risks on an ongoing basis; how Fund management develops and implements controls to mitigate those risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know or guard against all risks, nor are the Trustees guarantors against risk. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.”

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings, including in-person or telephonic meetings, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. At these

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meetings, officers of the Trust provide the Board (or one of its committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, audit results and insurance and fidelity bond coverage. In addition, it is expected that the Independent Trustees meet at least annually to review, among other things, investment management agreements and certain plans and other agreements and to consider such other matters as they deem appropriate.

The Board has established two standing committees — an Audit Committee and a Valuation Committee – to assist the Board in its oversight of risk as part of its broader oversight of the Fund’s affairs. The Committees, both of which are comprised solely of the Board’s Independent Trustees, are described below. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board does not have a lead Independent Trustee. The Board, taking into consideration its oversight responsibility of the Fund, including the Fund’s regular use of fair valuation and the Board’s extensive experience overseeing the development and implementation of fair valuation processes, believes that its leadership structure is appropriate. In addition, the Board’s use of Committees (each of which is chaired by an Independent Trustee with substantial industry experience) and the chair’s role as chief executive officer of the Adviser, serve to enhance the Board’s understanding of the operations of the Fund and the Adviser.

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

Independent Trustees

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years

Jeffery Ekberg (1965)	Trustee	since 2015	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (private equity firm) until 2011	15	None.

Daniel Charney (1970)	Trustee	since 2015	Head of Equities, Cowen Group (financial services firm) since 2012; Jefferies & Co. (investment bank) until 2011	15	None.

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Interested Trustee

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years

Ross Stevens(3) (1969)	Trustee, Chairman	since 2015	Founder, Chief Executive Officer and President of Stone Ridge since 2012; Investment Committee and Co-Head of Portfolio Managers Committee, Magnetar Capital (investment advisory firm) until 2012	15	None.

(1) Each Trustee serves until resignation or removal from the Board.

(2) The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.

(3) Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Additional Information about the Trustees.

Jeffery Ekberg – Through his experience as a senior officer, director and accountant of financial and other organizations, Mr. Ekberg contributes experience overseeing financial and investment organizations to the Board. The Board also benefits from his previous experience as a member of the board of other funds.

Daniel Charney – Through his experience as a senior officer of financial and other organizations, Mr. Charney contributes his experience in the investment management industry to the Board.

Ross Stevens – Through his experience as a senior executive of financial organizations, Mr. Stevens contributes his experience in the investment management industry to the Board.

Additional Information about the Board’s Committees.

The Trust has an Audit Committee and a Valuation Committee. The members of both the Audit Committee and the Valuation Committee consist of all the Independent Trustees, namely Messrs. Ekberg and Charney. Mr. Ekberg is the Audit Committee Chair and has been designated as the Audit Committee financial expert. Mr. Charney is the Valuation Committee Chair.

In accordance with its written charter, the Audit Committee’s primary purposes are: (1) to oversee the Trust’s accounting and financial reporting policies and practices, and its internal controls and procedures; (2) to oversee the quality and objectivity of the Trust’s and the Fund’s financial statements and the independent audit thereof; (3) to oversee the activities of the Trust’s Chief Compliance Officer (the “CCO”); (4) to oversee the Trust’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, and the Trust’s implementation and enforcement of its compliance policies and procedures thereunder; (5) to oversee the Trust’s compliance with applicable laws in foreign jurisdictions, if any; and (6) to oversee compliance with the Code of Ethics by the Trust and the Adviser.

The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services

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provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee met four times during the fiscal year ended October 31, 2017.

The Valuation Committee also operates pursuant to a written charter. The duties and powers, to be exercised at such times and in such manner as the Valuation Committee shall deem necessary or appropriate, are as follows: (1) reviewing, from time to time, the Trust’s valuation policy and procedures (the “Valuation Policy”), which Valuation Policy serves to establish policies and procedures for the valuation of the Fund’s assets; (2) making any recommendations to the Trust’s audit committee and/or the Board regarding (i) the functioning of the Valuation Policy, or (ii) the valuation(s) of individual assets; (3) consulting with the Adviser regarding the valuation of the Fund’s assets, including fair valuation determinations of any such assets; (4) periodically reviewing information regarding fair value and other determinations made pursuant to the Trust’s valuation procedures; (5) reporting to the Board on a regular basis regarding the Valuation Committee’s duties; (6) making recommendations in conjunction with the Board’s annual (or other periodical) review of the Trust’s Valuation Policy; (7) periodically reviewing information regarding industry developments in connection with valuation of assets; and (8) performing such other duties as may be assigned to it, from time to time, by the Board. The Valuation Committee met four times during the fiscal year ended October 31, 2017.

Trustee Ownership of the Fund. The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of December 31, 2017. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Trustees and executive officers.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees
Jeffery Ekberg	$50,001 - $100,000	Over $100,000
Daniel Charney	$50,001 - $100,000	Over $100,000
Interested Trustee
Ross Stevens(2)	Over $100,000	Over $100,000

(1) Family of Investment Companies includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.

(2) Beneficial ownership through the Adviser’s or its affiliates’ direct Fund investments.

None of the Independent Trustees or their family members beneficially owned any class of securities of the Adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund, as of December 31, 2017.

Compensation of Board Members. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer. Each such Trustee’s compensation is invested in Stone Ridge funds. The Trust does not pay retirement benefits to its Trustees and officers. The Fund pays a portion of the compensation of the CCO. Other officers and Interested Trustees of the Trust are not compensated by the Fund. The following table sets forth compensation received by the Independent Trustees for the fiscal year ended October 31, 2017.

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Independent Trustees	Aggregate Compensation From the Fund	Total Compensation From the Fund Complex(1) Paid to Trustee
Jeffery Ekberg	$38,030	$300,000
Daniel Charney	$38,030	$300,000

(1) The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.

Officers of the Trust
Name (Year of Birth) and Address(1)(2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2014	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since February 2018	Supervising Fund Controller at the Adviser, since 2013; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since January 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

Richard Taylor (1980)	Assistant Treasurer	since 2015	Head of Operations of the Adviser, since 2013; prior to that Budget Analyst at Integrated Rehabilitation and Recovery Care Service (construction firm) and Head of Operations at Ruby Capital Partners LLP (investment advisory firm).

(1) Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

(2) Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.

(3) The term of office of each Officer is indefinite.

Codes of Ethics. Each of the Trust and the Adviser has adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the Commission.

The codes of ethics can be reviewed and copied by visiting the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The codes of ethics are also available on the EDGAR database of the

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Commission’s website at www.sec.gov. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, or by e-mail request to publicinfo@sec.gov.

Proxy Voting Policies and Procedures. Attached as Appendix B to this SAI is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 is available without charge, (1) upon request, by calling (855) 609-3680, and (2) on the Commission’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or is known by the Fund to own of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. A control person is one who owns beneficially, either directly or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of January 31, 2018, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Fund:

Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership
Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	43.70%	The Charles Schwab Corporation	DE	Record
National Financial Services, LLC 200 Liberty St. New York, NY 10281	26.67%	Fidelity Global Brokerage Group, Inc.	DE	Record
Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	11.61%	Pershing Group, LLC	DE	Record
TD Ameritrade, Inc. 200 S. 108th Ave. Omaha, NE 68154	8.06%	N/A	N/A	Record

As of January 31, 2018, the Trustees and officers of the Fund as a group owned an aggregate of 1,666,556.71 shares of the Fund, or 1.10% of the Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Stone Ridge Asset Management LLC is the Adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. The Manager of the General Partner of the managing member of the Adviser is Ross Stevens.

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Stone Ridge Asset Management LLC serves as the Adviser of the Fund pursuant to an investment management agreement. The investment management agreement has an initial term of two years from its effective date and continues in effect with respect to the Fund (unless terminated sooner) if its continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of the Fund. The investment management agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Adviser. The investment management agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). As compensation for its advisory services to the Fund, the Fund pays the Adviser a fee, computed daily and paid monthly in arrears, at the annual rate of 2.00% of the average daily net assets of the Fund. As described in the Prospectus, the Adviser has entered into an expense limitation agreement with the Fund.

Under the terms of the investment management agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The Adviser contractually agreed to pay or otherwise bear operating and other expenses of the Fund (including offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the total annualized expenses of the Fund to 2.60% of the average daily net assets of the Fund. The Adviser shall be entitled to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund (including offering expenses, but excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees and expenses; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed.

The Fund paid the following fees(1) to the Adviser during the most recent three fiscal periods ended October 31:

	April 2, 2015 (commencement of operations) through October 31, 2015	Fiscal year ended October 31, 2016	Fiscal year ended October 31, 2017
Gross Advisory Fees Accrued	$6,613,882	$17,650,950	$24,739,654
Fees Waived/Expenses Reimbursed	$(83,857)	$(1,176,244)	$(29,762)
Net Advisory Fees Paid	$6,530,025	$16,474,706	$24,709,892

(1)	Amounts include any fees paid by the Subsidiary to the Adviser.

Separately, for the fiscal period ended October 31, 2015, the Adviser recouped, pursuant to the expense limitation agreement, advisory fees that it had previously waived and/or expenses that it had previously borne in the amount of $154,949. For the fiscal year ended October 31, 2016, the Adviser recouped, pursuant to the expense limitation agreement, advisory fees that it had previously waived and/or expenses that it had previously borne in the amount of $83,857. For the fiscal year ended October 31, 2017, the Adviser recouped, pursuant to the expense limitation agreement, advisory fees that it had previously waived and/or expenses that it had previously borne in the amount of $988,441 .

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To the extent the Adviser receives compensation for providing management services to the Subsidiary, (i) the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary (i.e., the compensation paid to the Adviser for services to the Fund will be calculated based on the Fund’s average daily net assets excluding the net assets of the Subsidiary), and (ii) any such compensation is determined as a percentage of the average daily net assets of the Subsidiary at the same rate and in the same manner as under the Management Agreement.

Portfolio Managers

Erik Buischi, Gabriel Comeau, Daniel Fleder, Jason Lu and Mr. Stevens are jointly and primarily responsible for the day-to-day management of the Fund. The following tables set forth certain additional information with respect to Mr. Buischi, Mr. Comeau, Mr. Fleder, Mr. Lu and Mr. Stevens. The information is as of October 31, 2017.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which Mr. Buischi, Mr. Comeau, Mr. Fleder, Mr. Lu and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)(2)	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Erik Buischi	8	$2,108	0	$0	0	$0
Gabriel Comeau	8	$2,108	0	$0	0	$0
Daniel Fleder	13	$4,340	0	$0	0	$0
Jason Lu	8	$2,108	0	$0	0	$0
Ross Stevens	17	$13,243	0	$0	0	$0

(1) Includes the Fund.

(2) Stone Ridge Emerging Markets Variance Risk Premium Fund and Stone Ridge International Variance Risk Premium Master Fund, both series of Stone Ridge Trust that were managed by Mr. Comeau, Mr. Fleder, Mr. Gutmann Mr. Lu and Mr. Stevens, liquidated as of December 21, 2017, and December 22, 2017, respectively.

The table below identifies the number of accounts for which Mr. Buischi, Mr. Comeau, Mr. Fleder, Mr. Lu and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Erik Buischi	0	$0	0	$0	0	$0
Gabriel Comeau	0	$0	0	$0	0	$0
Daniel Fleder	0	$0	0	$0	0	$0
Jason Lu	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0

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Potential Conflicts of Interest

Each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. A potential conflict of interest may arise as a result of the Adviser’s management of a number of accounts with similar or different investment strategies. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Adviser attempts to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser has adopted policies and procedures that are intended to provide the Adviser with flexibility to allocate investments in a manner that is consistent with its fiduciary duty. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities. The Adviser will not necessarily purchase or sell the same securities at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser could have a detrimental effect on the price or amount of the securities available to the Fund from time to time.

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As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities at the same time or at the same prices.

Selection of Service Providers. Stone Ridge may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide Stone Ridge with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, Stone Ridge has received and may receive loans or other services from service providers to clients. Although such services are negotiated at arms length, they may pose potential conflicts of interest to Stone Ridge in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including, but not limited to, activities with third-party service providers and lenders, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee and/or a Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), a Portfolio Manager might be motivated to help certain accounts over others. In addition, a Portfolio Manager might be motivated to favor

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accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager to lend preferential treatment to those accounts that could most significantly benefit a Portfolio Manager.

Investments in the Fund by the Adviser. The Adviser or its affiliates may purchase shares from time to time, and may hold a material position in the Fund. The Adviser or its affiliates may face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a significant amount of shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliate) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliate would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund—Repurchase Offers Risk” in the Prospectus.

Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

Portfolio Manager Compensation

Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

Portfolio Manager Securities Ownership

As of October 31, 2017 (except as otherwise noted), the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Erik Buischi(1)	$10,001 - $50,000
Gabriel Comeau	$1 - $10,000
Daniel Fleder	$50,001 - $100,000
Jason Lu	$1 - $10,000
Ross Stevens(2)	Over $1,000,000

(1) Information provided as of January 31, 2018.

(2) Beneficial ownership through the Adviser’s or its affiliates’ direct Fund investments.

Principal Underwriter

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), is the principal underwriter and distributor of shares of the Fund. The Distributor acts as the distributor of shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distributor’s contract with the Fund. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of shares.

Distribution and Servicing Plan

As described in the Prospectus, the Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) for its shares. The Distribution and Servicing Plan was approved by the Board, including a

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majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution and Servicing Plan or the distribution agreement with the Distributor. The Distribution and Servicing Plan may benefit the Fund by providing additional ongoing shareholder services to Fund shareholders.

The Fund did not incur fees under the Distribution and Servicing Plan during the fiscal year ended October 31, 2017.

The Distribution and Servicing Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, to the extent so required. The Distribution and Servicing Plan may be amended by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Board reviews quarterly a written report detailing the costs that have been incurred.

No Independent Trustee has any direct or indirect financial interest in the operation of the Distribution and Servicing Plan. Except as disclosed in the Prospectus, no interested person of the Fund has any direct or indirect financial interest in the operation of the Distribution and Servicing Plan except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Distribution and Servicing Plan.

Other Service Providers

Administrator. The Trust has entered into an administration agreement with U.S. Bancorp Fund Services, LLC (the “Administrator”) pursuant to which the Administrator provides administrative services to the Fund. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the administration agreement, the Administrator shall not be held liable except for a loss arising out of the Administrator’s refusal or failure to comply with the terms of the administration agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under the administration agreement.

U.S. Bancorp Fund Services, LLC also serves as fund accountant to the Fund under a separate agreement with the Trust and is responsible for calculating the Fund’s total NAV, total net income and NAV per share of the Fund on a daily basis.

The Fund paid the following administration and fund accounting fees to the Administrator during the most recent three fiscal periods ended October 31:

April 2, 2015 (commencement of operations) through October 31, 2015	Fiscal year ended October 31, 2016	Fiscal year ended October 31, 2017
$257,151	$515,432	$641,814

Servicing Agent. As described in the Prospectus, the Fund has entered into a Services Agreement with the Adviser pursuant to which the Fund has appointed the Adviser as servicing agent.

The Fund paid the following investor services fees to the Adviser during the most recent three fiscal periods ended October 31:

April 2, 2015 (commencement of operations) through October 31, 2015	Fiscal year ended October 31, 2016	Fiscal year ended October 31, 2017
$330,694	$882,548	$1,236,983

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Transfer Agent/Dividend Disbursing Agent. U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) is the transfer agent for the Fund’s shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Custodian. U.S. Bank NA (the “Custodian”), located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities of the Fund. The Custodian also maintains certain accounts and records of the Fund.

Independent Registered Public Accounting Firm. Ernst & Young, LLP serves as the Fund’s independent registered public accountant. Ernst & Young, LLP provides audit services and assistance and consultation in connection with the review of Commission filings and certain tax compliance services. Ernst & Young, LLP is located at 220 South 6th Street, Minneapolis, MN 55402.

Counsel. Ropes & Gray LLP serves as counsel to the Fund, and is located at 800 Boylston Street, Boston, Massachusetts 02199.

PURCHASE AND REPURCHASE OF SHARES

The Fund currently offers one class of shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares. The Trustees of the Fund have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. The Trustees of the Fund may designate additional series and classes in the future from time to time.

The shares will be issued with a par value of $0.01 per share. All shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The shares will, when issued, be fully paid and non-assessable by the Fund and will have no preemptive or conversion rights to cumulative voting.

The shares are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for short-term trading purposes.

Unlike most closed-end funds, the Fund continuously offers its shares. The Fund’s shares are not listed on any securities exchange and are not publicly traded. Thus, there is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. In order to provide liquidity to shareholders, the Fund has determined that it will make quarterly offers to repurchase a portion of the Fund’s outstanding shares at NAV subject to approval of the Board and in all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 10%, of its outstanding shares at NAV. In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a Repurchase Offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund intends to offer the shares in a continuous offering of its shares at net asset value, plus the applicable sales charge. There can be no assurance that the Fund will offer its shares on a continuous basis, or if so offered, that it will do so indefinitely.

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Fund does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund from which a repurchase was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the Transfer Agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the Transfer Agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If

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appropriate measures are taken, the Transfer Agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone repurchases are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund also may be appropriate for other accounts managed by the Adviser. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other accounts is considered at or about the same time, transactions in such securities will generally be allocated among the Fund and other accounts in the manner described above under “Potential Conflicts of Interest – Allocation of Investment Opportunities” and “–Conflicts of Interest Among Strategies” above. When the Adviser determines that an investment opportunity is appropriate for the Fund and one or more other accounts, the Adviser will generally execute transactions for the Fund on an aggregated basis with the other accounts when the Adviser believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or other transaction costs that might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services

There is generally no stated commission in the case of securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through multiple brokers and dealers. The Adviser will place trades for execution only with approved brokers or dealers. In effecting such purchases and sales, the Adviser seeks the most favorable price and execution of the Fund’s orders. In doing so, the Fund may pay higher commissions than the lowest available when the Adviser believes it is reasonable to do so. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research and brokerage services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser may receive research and brokerage services from

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broker-dealers with which the Adviser places the Fund’s portfolio transactions. These research and brokerage services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such research and brokerage services even though the receipt of such research and brokerage services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing such other clients. To the extent the Adviser uses such research and brokerage services, it will use them for the benefit of all clients, to the extent reasonably practicable. Currently, the Adviser does not direct portfolio transactions for the Fund to a particular broker-dealer because the broker dealer provides soft dollar benefits to the Adviser.

In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser makes a good faith determination that the commissions are reasonable in relation to the value of brokerage and research services provided, viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to all discretionary accounts.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the Commission, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings. For the fiscal period ended October 31, 2015, there were commissions of $1,696,206. For the fiscal year ended October 31, 2016, there were commissions of $6,540,027. For the fiscal year ended October 31, 2017, there were commissions of $4,258,843. The following table lists the securities of the Fund’s regular brokers or dealers or of their parent companies that the Fund acquired during the fiscal year ended October 31, 2017, the name of each such broker or dealer and the value of the Fund’s aggregate holdings of the securities of each issuer as of October 31, 2017.

Fund	Broker or Dealer	Value as of October 31, 2017
Stone Ridge All Asset Variance Risk Premium Fund	J.P. Morgan Chase Morgan Stanley	N/A(1) N/A(1)

(1) Security was not held as of October 31, 2017.

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TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund has elected to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code (a “RIC”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund generally must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is

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uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described in (b)(ii) above.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. The Subsidiary will take steps to ensure that income recognized by the Fund in respect of the Subsidiary will be qualifying income, and the Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Fund’s total assets.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), any net tax-exempt income and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

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In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in

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which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC (as defined below).

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent distributions from the Fund will constitute qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). It is unclear whether or to what extent distributions from the Fund will qualify for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is

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treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, repurchase or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, that were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether the Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Sale, Exchange or Repurchase of Shares

The repurchase, sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than 12 months. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders who tender all of the shares they hold or are deemed to hold in response to a Repurchase Offer generally will be treated as having sold their shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of the shares it holds or is deemed to hold, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares, and thereafter as capital gain. Where a shareholder whose shares are repurchased is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such repurchase will be treated as having received a taxable distribution from the Fund.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

Due to the Fund’s options strategies, a substantial portion of the Fund’s income potentially will consist of short-term capital gains, taxable to shareholders as ordinary income when distributed to them; such income will not constitute qualified dividend income or qualify for the dividends-received deduction.

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In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. In either case, provided the tax treatment of an option transaction is not governed by Section 1256 of the Code (discussed further below), the gain or loss that may arise in respect of a termination of the Fund’s obligation under the option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The Fund’s use of commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from certain

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commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest, including (“ETNs”) and certain structured notes, is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Taxation of the Subsidiary

The Subsidiary will be a controlled foreign corporation (a “CFC”) for U.S. federal income tax purposes. A CFC is a foreign corporation that is owned (directly, indirectly or constructively) more than 50% (measured by voting power or value) by shareholders who are U.S. persons and who each own (directly or under certain attribution rules) 10% or more of the total combined voting power of all classes of the foreign corporation’s stock (each, a “U.S. Shareholder” as defined under Subpart F of the Code). The Subsidiary will be wholly owned by the Fund, and the Fund will be a U.S. Shareholder for purposes of these rules.

As a U.S. Shareholder, the Fund is generally required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is actually distributed by the Subsidiary. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be included in the Fund’s income to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by the CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund recognizes subpart F income in excess of actual

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cash distributions from the Subsidiary, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

In general, in order to qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). Subpart F income included in the Fund’s gross income by virtue of its investment in a CFC, including its investment in the Subsidiary, is qualifying income to the extent that the CFC timely distributes to such Fund an amount at least equal to such Subpart F inclusion. The Subsidiary intends to make such distribution or distributions. If a CFC in which the Fund invests, including the Subsidiary, were to fail to make such a distribution or distributions, such failure could adversely affect the Fund’s ability to qualify as a RIC.

Passive Foreign Investment Companies

A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances.

Foreign Taxation

Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the Fund’s assets at the close of the taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain

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limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Investments in Other Investment Companies

If the Fund receives dividends from another investment company, including an ETF, that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from such an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Certain Investments in REITs and Mortgage-Related Securities

The Fund may invest in REITs. The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Short Sales

To the extent the Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Original Issue Discount, Pay-In-Kind Securities and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance, that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not

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received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or if necessary, by liquidation of portfolio securities (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

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Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Foreign Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a shareholder that is not a “U.S. Person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) to the extent properly reported by the Fund as (1) interest-related dividends or short-term capital gains dividends, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends or (3) distributions treated as a return of capital with respect to such foreign shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to foreign shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends, interest-related dividends and short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions

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to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in the Fund were a USRPI, a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

Moreover, if the Fund were a USRPHC or, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions are regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E, or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular

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situation. A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Expenses Subject to 2% “Floor” and Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 shareholders at all times during a taxable year and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and are deductible by those shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to the Fund shareholders the cost basis information and holding period for Fund shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Funds. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

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Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to that shareholder and, on or after January 1, 2019, 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans, including certain minimum distribution requirements. The Fund’s structure as an interval fund, pursuant to which the Fund conducts Repurchase Offers which may be oversubscribed, could cause a shareholder to be unable to tender its shares when or in the amount that it desires, which inability may make it difficult for a shareholder that is a tax-qualified plan to meet minimum distribution requirements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

DESCRIPTION OF THE TRUST

The Trustees are responsible for the management and supervision of the Trust. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund or other series of the Trust with or without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Fund is the only series of the Trust. To the extent permissible by law, additional series may be added in the future.

The shares of the Fund represent an equal proportionate interest in the net assets attributable to such shares of the Fund. Shareholders have certain exclusive voting rights on matters relating to their respective distribution plan, if any. Different classes of the Fund, if any, may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of a majority of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for

57

fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

The Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust further provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust; however, such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

In the interest of economy and convenience, the Fund does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and repurchase orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

CONSOLIDATED FINANCIAL STATEMENTS

The Consolidated Financial Statements of the Fund, including the notes thereto, and the report of Ernst & Young, LLP thereon, as included in the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2017 (the “Annual Report”) are hereby incorporated by reference into this SAI. The Annual Report for the fiscal year ended October 31, 2017 was filed electronically with the Commission on January 8, 2018 (Accession No. 0001193125-18-006117). No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained at no charge by calling the Fund at (855) 609-3680.

58

APPENDIX A

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and Standard & Poor’s.

Moody’s Ratings*

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings*

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A-1

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR—This indicates that no rating has been requested, or that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

APPENDIX B

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	Governing Standards

Stone Ridge Asset Management LLC (the “Adviser”) has adopted written proxy voting policies and guidelines (“the Proxy Policy”) as required under Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940 (“Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. The Proxy Policy, which has been designed to ensure that Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and Adviser and its advisory affiliates1 when voting proxies.

II.	Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, Adviser’s primary objective is to make voting decisions solely in the best interest on behalf of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”) to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines, ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines have been approved by Adviser, and though Adviser intends to vote consistent with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, Adviser may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities or other debt instruments, the Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

Adviser may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that Adviser is aware of a material vote on behalf of the mutual fund and Adviser has the ability to call back loans and is aware of the securities on loan by the custodian, Adviser may call back the loan and vote the proxy if time permits.

1 A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the adviser; and 3) all current employees.

B-1

Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent Proxy Voting Service, subject to specific provisions in a client’s account documentation related to exception voting. In fulfilling its obligations to clients, Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

III.	Conflicts of Interest Procedures

For voting of securities, Adviser believes that application of the guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the guidelines. As a general practice, Adviser will vote in accordance with the voting recommendation provided by the Proxy Voting Service. In the event that Adviser wishes to vote against the independent voting recommendation, Adviser requires Chief Compliance Officer (“CCO”) approval prior to a vote being cast.

For voting of fixed income securities, Adviser believes the potential for material conflicts of interest to arise between the interests of the client and the interests of Adviser is limited. However, there may be a potential for a conflict of interest which Adviser or its related persons or entities may be a named party to, or participating in a bankruptcy work-out or other similar committee with respect to the issuer. In such instances the portfolio manager must notify the CCO prior to casting any decision on behalf of clients.

Upon the identification or notice received by the CCO that there is a conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material conflict of interest, the CCO has final decision-making authority regarding Adviser’s course of action for the proxy. The CCO’s determination will be based on maximizing value for Adviser’s Clients.

IV.	Voting Guidelines

For accounts that invest in voting securities, Adviser has approved the ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines are intended to provide a general overview of ISS’ United States Policy Guidelines by highlighting the key policies that ISS applies to companies listed in the United States. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors.

V.	Amendment

Adviser may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate; provided, that such changes are approved by Adviser management.

Adviser will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. All reports and any other information filed with Adviser pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Adviser’s management, any regulatory or self-regulatory authority or agency upon its request or as required by law or court or administrative order. All records of Adviser’s proxy voting policies and voting activity are retained in accordance with Rule 204 2(C)(2) of the Advisers Act.

VI.	Information Available to Clients

If you require additional information on this policy or on how proxies were voted, please contact the CCO.

B-2

PART C: OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)		Financial Statements:

Stone Ridge Trust III’s (the “Registrant”) audited consolidated financial highlights for the operating performance of the Registrant from the commencement of the Registrant’s investment operations on April 2, 2015 through October 31, 2015, from November 1, 2015 through October 31, 2016 and from November 1, 2016 through October 31, 2017 are included in Part A of this Registration Statement in the section entitled “Consolidated Financial Highlights.”

The Registrant’s consolidated financial statements, including the notes thereto, and the report of Ernst and Young LLP thereon, as included in the Registrant’s annual report for the fiscal year ended October 31, 2017, as filed with the Securities and Exchange Commission (“SEC”) via EDGAR on January 8, 2018, are incorporated by reference into Part B of this Registration Statement in the section entitled “Consolidated Financial Statements.”

(2)		Exhibits:

(a)	(1)

Amended and Restated Certificate of Trust of the Registrant, dated as of October 23, 2015, incorporated by reference to Exhibit (a)(1) filed with the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on February 28, 2017.

	(2)

Agreement and Declaration of Trust of the Registrant, dated as of December 17, 2014, incorporated by reference to Exhibit (a)(2) filed with the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on December 24, 2014.

(b)		By-Laws of the Registrant, incorporated by reference to Exhibit (b) filed with the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on December 24, 2014.

(c)		Not applicable.

(d)	(1)	See portions of Agreement and Declaration of Trust relating to shareholders’ rights.

	(2)	See portions of By-Laws relating to shareholders’ rights.

(e)		Not applicable.

(f)		Not applicable.

(g)	(1)

Investment Management Agreement between the Registrant, on behalf of Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”), and Stone Ridge Asset Management LLC (“Stone Ridge”), incorporated by reference to Exhibit (g)(1) filed with Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on February 26, 2016.

	(2)

Investment Management Agreement between Stone Ridge All Asset Variance Risk Premium Sub Fund Ltd (the “Subsidiary”) and Stone Ridge, incorporated by reference to Exhibit (g)(2) filed with Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on December 19, 2017.

(h)	(1)

Distribution Agreement between the Registrant, on behalf of the Fund, and ALPS Distributors, Inc., incorporated by reference to Exhibit (h) filed with Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on December 19, 2017.

	(2)	Distribution and Servicing Plan, filed herewith.

(i)		Not applicable.

(j)

Amended and Restated Custody Agreement between the Registrant and U.S. Bank, National Association (the “Custodian”), incorporated by reference to Exhibit (j) filed with Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on December 19, 2017.

(k)	(1)

Amended and Restated Fund Administration Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC (the “Administrator”), incorporated by reference to Exhibit (k)(1) filed with Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on December 19, 2017.

(2)

Amended and Restated Transfer Agent Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC, incorporated by reference to Exhibit (k)(2) filed with Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on December 19, 2017.

(3)

Amended and Restated Fund Accounting Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC, incorporated by reference to Exhibit (k)(3) filed with Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on December 19, 2017.

	(4)	Amended and Restated Services Agreement between the Fund and Stone Ridge, filed herewith.

	(5)	Expense Limitation Agreement between the Registrant, on behalf of the Fund, and Stone Ridge, filed herewith.

(l)		Opinion and consent of counsel, filed herewith.

(m)		Not applicable.

(n)		Consent of Independent Registered Public Accounting Firm, filed herewith.

(o)		Not applicable.

(p)

Subscription Agreement for Seed Capital, incorporated by reference to Exhibit (p) filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on March 23, 2015.

(q)		Not applicable.

(r)	(1)

Code of Ethics of the Registrant, incorporated by reference to Exhibit (r)(1) filed with the Registrant’s Registration Statement on Form N-2, as filed with Pre-Effective Amendment No. 1 to the SEC via EDGAR on February 17, 2015.

	(2)	Code of Ethics of Stone Ridge, incorporated by reference to Exhibit (r)(2) filed with the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on February 28, 2017.

(s)		Power of Attorney, incorporated by reference to Exhibit (s) filed with the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on February 28, 2017.

Item 26.	Marketing Arrangements

See Distribution Agreement.

Item 27.	Other Expenses of Issuance or Distribution

Securities and Exchange Commission fees	$89,453
Printing and engraving expenses	$26,363
Legal fees	$30,000
Accounting expenses	$7,500

Total	$153,316

Item 28.	Persons Controlled by or under Common Control with Registrant

Controlling Person	Person Controlled	Nature of Control
Stone Ridge All Asset Variance Risk Premium Fund	Stone Ridge All Asset Variance Risk Sub Fund Ltd (a)(b)	100% ownership

(a)	Included in the consolidated financial statements of Stone Ridge All Asset Variance Risk Premium Fund.
(b)	Organized under the laws of the Cayman Islands.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of January 31, 2018 of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, $0.01 par value per share	13,393

Item 30.	Indemnification

The Registrant’s Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant’s Distribution Agreement, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Investment Management Agreement with Stone Ridge, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances. The Investment Management Agreement between Stone Ridge and the Subsidiary, incorporated herein by reference, also contains provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor

Stone Ridge is a Delaware limited liability company that offers investment management services and is a registered investment adviser. In addition to advising the Fund, Stone Ridge is the investment adviser to each series of Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV and Stone Ridge Trust V. Stone Ridge’s offices are located at 510 Madison Avenue, 21st Floor, New York, NY 10022. Information as to the officers and directors of Stone Ridge is included in its current Form ADV (File No. 801-77228) filed with the SEC.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940 are maintained at the offices, as applicable of: (1) the Registrant, (2) Stone Ridge, (3) the Custodian and (4) the Administrator.

1. Stone Ridge Trust III

    510 Madison Avenue, 21st Floor

    New York, NY 10022

2. Stone Ridge Asset Management LLC

    510 Madison Avenue, 21st Floor

    New York, NY 10022

3. US Bank, N.A.

    1555 N. Rivercenter Drive, Suite 302

    Milwaukee, Wisconsin 53212

4. U.S. Bancorp Fund Services, LLC

    615 East Michigan Street

    Milwaukee, Wisconsin 53202

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Not applicable.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Registration Statement meets all of the requirements for effectiveness under Rule 486(b) and the Registrant has duly caused this Registration Statement of Stone Ridge Trust III (related to Stone Ridge All Asset Variance Risk Premium Fund) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 28th day of February, 2018.

STONE RIDGE TRUST III

By:	/s/ Anthony Zuco
Anthony Zuco, Treasurer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Ross Stevens	Trustee, President (Principal Executive Officer)	February 28, 2018

/s/ Anthony Zuco Anthony Zuco	Treasurer (Principal Financial Officer)	February 28, 2018

* Daniel Charney	Trustee	February 28, 2018

* Jeffery Ekberg	Trustee	February 28, 2018

*Power of Attorney

*By:	/s/ Lauren D. Macioce
Lauren D. Macioce Attorney in Fact

INDEX TO EXHIBITS

(h)(2)	Distribution and Servicing Plan.
(k)(4)	Amended and Restated Services Agreement.
(k)(5)	Expense Limitation Agreement.
(l)	Opinion and consent of counsel.
(n)	Consent of Independent Registered Public Accounting Firm.